Registration File Nos. 333-104218 and 811-21328
As filed with the Securities and Exchange Commission on July 31, 2017
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 38	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 40

(Check appropriate box or boxes)
SMA RELATIONSHIP TRUST
(Exact Name of Registrant as Specified in Charter)
One North Wacker Drive, Chicago, Illinois 60606
(Address of Principal Executive Offices)        (Zip Code)
(212) 713-3000
(Registrant's Telephone Number, including Area Code)
Mark F. Kemper, Esq.
UBS Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, Illinois 60606
(Name and Address of Agent for Service of Process)
With Copies to:
Bruce G. Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103
Approximate Date of Proposed Public Offering:   As soon as practical after the effective date of this registration statement.
It is proposed that this filing will become effective (check appropriate box):
immediately upon filing pursuant to paragraph (b) of Rule 485 on (date) pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
[X]	75 days after filing pursuant to paragraph (a)(2) of Rule 485 on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Explanatory Note:  This Post-Effective Amendment relates only to Series E.  No other information relating to any other series of the Registrant is amended or superseded hereby.

SMA Relationship Trust
Prospectus | [      ], 2017

Subject to Completion, July 31, 2017

Includes:
•	Series E ([ ])
This prospectus contains information about shares of Series E (a "Fund"), a series of SMA Relationship TrustSM (the "Trust"). The Fund has one class of shares. The Fund is used exclusively for separately managed accounts advised or sub-advised by UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor") or its affiliates.
As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") and U.S. Commodity Futures Trading Commission ("CFTC") have not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.
SMA Relationship TrustSM and SMA*RT SharesSM are service marks of UBS Group AG.
The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the SEC is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Not FDIC Insured. May lose value. No bank guarantee.

Contents
Page

The fund
What every investor should know about the fund
Fund summary
Series E
More information about the fund
Series E -- Investment objective, strategies, securities selection and risks
Your investment
Information for managing your fund account

Managing your fund account
-- Buying shares
-- Selling shares
-- Pricing and valuation
Additional information
Additional important information about the fund
Management
Disclosure of portfolio holdings
Dividends and taxes
Financial highlights
Where to learn more about the funds
3 10 19 19 19 21 25 27 28 31 Back Cover

Please find the UBS family of fund privacy notice on page 32 of this prospectus. Please find the UBS Asset Management business continuity overview on page 34 of this prospectus.

The fund is not a complete or balanced investment program.

2

Series E
 Fund Summary
Investment objective
Maximize total return, consisting of capital appreciation and current income, while controlling risk.
Fees and expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is used only for investors who are clients of a wrap fee program or certain other programs advised or sub-advised by UBS AM or its affiliates. Clients pay a wrap fee or a similar fee to participate in such programs.
Shareholder fees (fees paid directly from your investment)	Percent
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Percent
Management fees[1]	0.00%
Distribution and/or service (12b-1) fees	0.00
Other expenses[2]	0.50
Total annual fund operating expenses	0.50
[1]
The Advisor does not charge the Fund a fee for its advisory services incurred by the Fund. The Fund is part of a wrap fee program or other program advised or sub-advised by UBS AM or its affiliates. You are strongly encouraged to read carefully the wrap fee brochure or other disclosures provided to you in connection with the program account.

[2]	"Other expenses" are based on estimated amounts for the current fiscal year.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the
3

time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years
Series E	$51	$160

Portfolio turnover
The Fund pays transaction costs, such as mark-ups, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. Because the Fund has not yet commenced operations, it does not have a portfolio turnover rate to provide.
Principal strategies
 Principal investments
The Fund invests its assets in equity securities that are tied economically to emerging market countries. Investments in equity securities may include, but are not limited to, common stock; shares of collective trusts, investment companies and other pooled funds; preferred stock; securities convertible into common stock, rights, warrants and options; sponsored or unsponsored depository receipts and depository shares, including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts; securities sold in private placements; securities sold pursuant to Rule 144A; new issues, including initial and secondary public offerings; securities issued by real estate investment trusts ("REITs") and REIT-like issuers, and companies that invest in real estate or interests therein.
Securities tied economically to emerging market countries include securities on which the return is primarily derived from issuers in emerging market countries, such as total return swap contracts and total return swap index contracts. The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and
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the investment is exposed to the economic fortunes and risks of a particular country. The Fund considers a country's market to be an "emerging market" if it is defined as an emerging or developing economy by any of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.  Additionally, the Fund, for purposes of its investments, may consider a country included in JP Morgan or MSCI emerging markets indices to be an emerging market country. The countries included in this definition will change over time.  The Fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).
The Fund will generally hold the securities of between 20 to 40 issuers.  The Fund may invest in stocks of companies of any size.  The Fund may invest up to 40% of its net assets in any one country or sector.
The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index, or other market factor, and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include options (including, options on swap agreements), futures, forward agreements, swap agreements (including, interest rate, total return and currency swaps), and equity participation notes and equity linked notes.  All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. Further, the Fund may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates in connection with the settlement of securities. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets.
Management process
The Advisor employs a high alpha long opportunistic strategy, also known as the "UBS-HALO" strategy, which targets high alpha through a long-term opportunity approach. The Advisor follows a price to intrinsic value approach. The price to intrinsic value investment philosophy means the Advisor pays great attention to investment fundamentals and expected cash flows when assessing investments. The Advisor tries to identify and exploit periodic discrepancies between market prices
5

and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.
The Advisor purchases for the Fund those securities that appear to be underpriced relative to their fundamental values. The Advisor attempts to identify and exploit discrepancies between market price and value by analyzing investment fundamentals that determine future cash flows.
In selecting individual securities for investment, the Advisor considers, among others:
•	A company's potential cash generation
•	Earnings outlook
•	Expected sustainable return on investments
•	Expected sustainable growth rates
•	Stock prices versus a company's asset or franchise values

Main risks
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Below are some of the specific risks of investing in the Fund.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results
Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.
Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less
6

liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. Additionally, developing countries, such as those in Greater China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.
Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.
Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.
7

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.
Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.
Focus risk: To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.
Geographic concentration risk: The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.
8

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.
Performance
 Risk/return bar chart and table
There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.
Investment advisor
UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.
Portfolio managers
•	Urs Antonioli, portfolio manager of the Fund since inception.
•	Manish Modi, portfolio manager of the Fund since inception.
•	Gabriel Csendes, portfolio manager of the Fund since inception.
•	Geoffrey Wong, portfolio manager of the Fund since inception.
•	Shou-Pin Choo, portfolio manager of the Fund since inception.
Purchase & sale of fund shares
There are no minimum investment requirements for shareholders since decisions as to whether or not to invest assets of a separately managed account in the Fund will be made by the Advisor. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange is open through a financial advisor. In addition, shares will be redeemed when you terminate your managed account.
Tax information
The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
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Investment objective, strategies, securities selection and risks
Fund objective
Maximize total return, consisting of capital appreciation and current income, while controlling risk.
Principal investment strategies
The Fund is used exclusively for separately managed accounts advised or sub-advised by the Fund's investment advisor, UBS AM, or its affiliates.
The Fund invests its assets in equity securities that are tied economically to emerging market countries. Investments in equity securities may include, but are not limited to, common stock; shares of collective trusts, investment companies and other pooled funds; preferred stock; securities convertible into common stock, rights, warrants and options; sponsored or unsponsored depository receipts and depository shares, including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts; securities sold in private placements; securities sold pursuant to Rule 144A; new issues, including initial and secondary public offerings; securities issued by real estate investment trusts ("REITs") and REIT-like issuers, and companies that invest in real estate or interests therein.
Securities tied economically to emerging market countries include securities on which the return is primarily derived from issuers in emerging market countries, such as total return swap contracts and total return swap index contracts. The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country. The Fund considers a country's market to be an "emerging market" if it is defined as an emerging or developing economy by any of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.  Additionally, the Fund, for purposes of its investments, may consider a country included in JP Morgan or MSCI emerging markets indices to be an emerging market country. The countries included in this definition will change over time.  The Fund's investments may include investments in China
10

A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).
The Fund will generally hold the securities of between 20 to 40 issuers.  The Fund may invest in stocks of companies of any size.  The Fund may invest up to 40% of its net assets in any one country or sector.
The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index, or other market factor, and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include options (including, options on swap agreements), futures, forward agreements, swap agreements (including, interest rate, total return and currency swaps), and equity participation notes and equity linked notes.  All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. Further, the Fund may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates in connection with the settlement of securities. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets.
Securities selection
The Advisor employs a high alpha long opportunistic strategy, also known as the "UBS-HALO" strategy, which targets high alpha through a long-term opportunity approach. The Advisor follows a price to intrinsic value approach. The price to intrinsic value investment philosophy means the Advisor pays great attention to investment fundamentals and expected cash flows when assessing investments. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.
The Advisor purchases for the Fund those securities that appear to be underpriced relative to their fundamental values. The Advisor attempts to identify and exploit discrepancies between market price and value by analyzing investment fundamentals that determine future cash flows.
In selecting individual securities for investment, the Advisor considers, among others:
11

•	A company's potential cash generation
•	Earnings outlook
•	Expected sustainable return on investments
•	Expected sustainable growth rates
•	Stock prices versus a company's asset or franchise values

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

The Fund may lend its portfolio securities to generate additional income.

More about risks
An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:
•
Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•
Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•
Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•
Greater China and China A-shares risk—There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including

12

    currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. Additionally, developing countries, such as those in Greater China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.
China A-shares listed and traded through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program ("Stock Connect"), mutual market access programs designed to, among other things, enable foreign investment in the People's Republic of China ("PRC") via brokers in Hong Kong, are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Because Stock Connect is in its initial stages, developments are likely, which may restrict or otherwise affect the Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the underdeveloped state of the PRC's investment and banking systems in general.
•
Emerging market risk— The risk that investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have

13

    offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.
•
Small- and mid-capitalization risk— The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•
Interest rate risk— The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher-quality securities more than lower-quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

•
Liquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and

14

   investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.
•
Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more

15

    sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. With respect to futures, which must be executed through a futures commission merchant ("FCM") and traded on an exchange, and certain swaps which must be executed through an FCM and cleared through a central counterparty, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.
•
Focus risk—To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

•
Geographic concentration risk—The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

16

•
Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•
Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Other information
Exclusion of Advisor from commodity pool operator definition.  With respect to the Fund, the Advisor has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of CTA under the CEA and the rules of the CFTC.
The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, as further described in the Fund's statement of additional information ("SAI"). Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.
Portfolio turnover.  Although the Fund does not expect to engage in frequent trading (high portfolio turnover), the Fund may engage in frequent trading in order to achieve its investment objectives.
High portfolio turnover from frequent trading will increase the Fund's transaction costs (including brokerage commissions and dealer costs), which could detract from the Fund's performance. Frequent trading may also increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. This, in turn, may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of the
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Fund's realized capital gains that is considered "short-term" for tax purposes.
Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders
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Managing your fund account
Buying shares
Shares of the Fund have no sales charge and do not pay ongoing Rule 12b-1 distribution or service fees. Shares of the Fund are used exclusively for separately managed accounts advised or sub-advised by the Advisor or its affiliates and decisions as to whether or not to invest assets of a managed account in the Fund will be made by the Advisor.
Purchases of the Fund's shares will normally be permitted only in full shares, but may be permitted in fractional shares under certain circumstances. Certificates for shares will not be issued. The Fund reserves the right, in its sole discretion, to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in its judgment, such suspension or rejection is in the best interest of such Fund and its shareholders.
Selling shares
You can sell your shares at any time by contacting your financial advisor. In addition, shares will be redeemed when you terminate your managed account.
The Fund typically expects to pay sale proceeds to redeeming shareholders within 1-3 business days following receipt of shareholder redemption order for those payments made to your account held with a financial institution that utilizes the National Securities Clearing Corporation. For sale proceeds that are paid directly to a shareholder by the Fund, the Fund typically expects to pay proceeds by wire, ACH, or mailing a check to redeeming shareholders within 1 business day following receipt of the shareholder redemption order; however, the Fund may take up to 7 days to pay sale proceeds.
Typically, redemptions of Fund shares will be made in cash. The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, a Fund also may draw on a bank line of credit to meet redemption requests.  In addition, under stressed market conditions or a particularly large redemption, the Fund may distribute redemption proceeds in-kind (instead of cash) to meet redemption requests, as described below.
The Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to
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cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the Fund may not be able to maintain your account. If the Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.
Market timers.  The interests of the Fund's long-term shareholders and the Fund's ability to manage its investments may be adversely affected when the Fund's shares are repeatedly bought and sold in response to short-term market fluctuations— also known as "market timing." Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders.
The Fund is used exclusively for separately managed accounts advised or sub-advised by the Advisor or its affiliates and decisions as to whether or not to invest assets of a managed account in the Fund will be made by the Advisor. Because the Fund is used only as components of "wrap" accounts, Fund may be purchased or redeemed on a frequent basis for rebalancing purposes.
The board of trustees of the Trust (the "Board") has adopted the following policies as a means to discourage, detect and prevent market timing. The Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS AM determines to be a market timer. If UBS AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Fund. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into the Fund pending a definitive determination. In addition, if a financial advisor is identified as the financial advisor of two or more accounts that have engaged in market timing, UBS AM may prohibit the financial advisor from making additional purchases of the Fund on behalf of its clients. Transactions
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in the Fund whether or not initiated by the Advisor for the wrap accounts are exempt from the market timing prevention procedures.
While the Fund will seek to take actions that will detect market timing, the Fund's efforts may not be completely successful in minimizing or eliminating such trading activity.
Pricing and valuation
The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price their shares, on most national holidays and on Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.
Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the Fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling or exchanging shares will be based on the net asset value that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your financial advisor is responsible for making sure that your order is promptly sent to the Fund.
The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for their investments from independent pricing sources and broker-dealers.  Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments, except with respect to obtaining the market value of Underlying Funds, which is described below. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments.
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Investments traded in the OTC market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value determined in good faith by or under the direction of the Board.
The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as described below; investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces that influence the market in which the investments are purchased and sold.
The Fund expects to price most of its portfolio investments based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based on appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the investments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Investments also may be valued based on appraisals derived from information concerning the investments or similar investments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not
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readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund may use fair value methods to reflect those events. This policy is intended to assure that the Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM, the investment advisor of the Fund.
Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it were to sell the investment at approximately the time at which the Fund determines its net asset value per share. As a result, the Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund may invest in investments that trade primarily in foreign markets that trade on weekends or other days on which the Fund does not calculate its net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m. Eastern Time.
The amortized cost method of valuation, which approximates market value, generally
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is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.
Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.
Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.
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Management
Investment advisor
[to be provided in 485(b) filing:] UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor") is the Fund's investment advisor and administrator. The Advisor, a Delaware corporation located at 1285 Avenue of the Americas, New York, NY 10019, is an investment advisor registered with the SEC. As of [    ], 2017 the Advisor had approximately $[  ] billion in assets under management. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division, which had approximately $[  ] billion in assets under management worldwide as of [    ], 2017. UBS Group AG is an internationally diversified organization headquartered in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services group of industries. The Advisor is responsible for the Fund's investment decisions. The Advisor carries out its duties, subject to the supervision of the Board, pursuant to investment advisory agreements that describe the Advisor's responsibilities.
UBS AM and the Trust have received an exemptive order from the SEC that allows the Fund, subject to shareholder approval, to operate under a manager of managers structure, whereby UBS AM, as the Fund's investment manager, can appoint and replace unaffiliated third-party sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to Board approval but without obtaining shareholder approval.
Portfolio management
Investment decisions for The Fund are made by investment management teams at the Advisor or sub-advisor(s), when applicable. Information is provided below for the portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of the Fund.
Urs Antonioli, Manish Modi, Gabriel Csendes, Geoffrey Wong and Shou-Pin Choo, are the portfolio managers for the Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Decisions with respect to the management of the Fund's portfolio are made on the recommendation of individual members of the Emerging Markets Equity Committee, and are approved by the Committee of which Messrs. Antonioli, Modi, Csendes, Wong and Choo are members. The Emerging Markets Equity Committee provides direct involvement and accountability for the specific researcher involved in decisions, tempered by the seasoned judgment of senior equity management. The Committee members meet formally on a bi-weekly basis to discuss and review research and client portfolios and have responsibility for allocating the portfolio
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among the various managers and analysts and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Mr. Antonioli is responsible for implementing the decisions made by the Emerging Markets Equity Committee. Information about Messrs. Antonioli, Modi, Csendes, Wong and Choo is provided below.
Urs Antonioli is Head of Emerging Markets and Latin America Equities and a Managing Director at UBS Asset Management. Mr. Antonioli has been an investment professional with UBS AG since 1994. Mr. Antonioli has been a portfolio manager of the Fund since inception.

Manish Modi is a Global Emerging Markets and Asia Pacific Equities Portfolio Manager and an Executive Director at UBS Asset Management. Mr. Modi has been an investment professional with UBS Asset Management since 2004. Mr. Modi has been a portfolio manager of the Fund since inception.

Gabriel Csendes is a Portfolio Manager and Equities Investment Analyst and a Managing Director at UBS Asset Management. Mr. Csendes has been an investment professional with UBS Asset Management since 1999. Mr. Csendes has been a portfolio manager of the Fund since inception.

Geoffrey Wong is Head of Global Emerging Markets and Asia Pacific Equities and a Managing Director at UBS Asset Management. Mr. Wong has been an investment professional with UBS Asset Management since 1997. Mr. Wong has been a portfolio manager of the Fund since inception.

Shou-Pin Choo is a Global Emerging Markets and Asia Pacific Equities Portfolio Manager and Technology Sector Analyst, and a Managing Director at UBS Asset Management. Mr. Choo has been an investment professional with UBS Asset Management since 2000. Mr. Choo has been a portfolio manager of the Fund since inception.

The SAI for The Fund provides information about the Fund' portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees
The Fund does not pay fees for advisory or administrative services.
The Advisor has contractually agreed to reimburse certain expenses so that the ordinary operating expenses of the Fund
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(excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) does not exceed 0.50%.
The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending April 30, 2019. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed to the extent such reimbursement can be made during the three years following during which such fee waivers and expense reimbursements were made, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.
The Fund is not operational as of the date of this prospectus.  A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in future annual or semiannual reports to shareholders of the Fund.
Disclosure of portfolio holdings
The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. You may obtain copies of future semiannual and annual reports for the Fund upon request by calling 1-800-647 1568. Please consult the Fund's SAI for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.
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Dividends and taxes
Dividends and distributions.  The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund declares and distributes net realized capital gains, if any, annually, usually in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. The Fund's dividends and capital gain distributions will be paid only in cash.
Annual statements.  Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Your statement will show any exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid "buying a dividend."  At the time you purchase your Fund shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."
Taxes
Tax consequences. The Fund expects, based on the Fund's investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital
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gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.
Derivatives.  Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund's taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy. The Fund's use of derivatives also may be limited by the requirements for taxation of the Fund as a regulated investment company.

Sale or redemption of Fund shares.  If you are a taxable investor, when you sell or redeem your shares in the Fund, you may realize a capital gain or loss. The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 ("covered shares"). Cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund to use a different calculation method.  Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Fund's default method.  Tax-advantaged retirement accounts will not be affected.
Medicare tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include
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exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup withholding.  By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
State and local taxes.  Distributions of ordinary income, capital gain, and gain from the sale or exchange of your Fund shares generally are subject to state and local taxes.
Non-US investors.  Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, if any, exempt-interest dividends, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.
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Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act ("FATCA"), the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. The Fund may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
Financial highlights
No financial information is presented for the Fund as it was not publicly offered prior to the date of this prospectus.
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Fund's privacy notice
This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.
The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").
The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.
The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.
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Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.
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UBS Asset Management, Americas Region
Business continuity planning overview
UBS Asset Management affiliates UBS Asset Management (US) and UBS Asset Management (Americas) protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 4-6 hours). Business continuity processes provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.
Essential elements of the business continuity plan include:
•	Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners
•
Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and quick recovery of essential technology infrastructure and data

•	Disaster recovery site—Alternative dedicated workspace, technology infrastructure, and systems support that is designed to be fully operational within 2-4 hours of a disaster declaration
•
Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility. In addition, all IT application recovery plans are updated and tested annually.

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If you want more information about the Fund, the following documents are available free upon request:
Annual/semiannual reports:
Additional information about the Fund's investments will be available in the Fund's future annual and semiannual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI for the Fund provides more detailed information about the Fund and is incorporated by reference into this prospectus (which means it is legally part of this prospectus).
You may discuss your questions about the Fund by contacting your financial advisor. When available, you may obtain free copies of the Fund's SAIs and future annual and semiannual reports by contacting the Fund directly at 1-800-647 1568.
You may review and copy information about the Fund, including the shareholder reports and the SAIs, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at
 1-202-551 8090. You can get text-only copies of information about the Fund:
•	For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or
•	Free, from the EDGAR Database on the SEC's Internet Web Site at http://www.sec.gov.
The Fund does not make its annual reports, semiannual reports or SAIs available through a Web Site because the Fund is used exclusively as a component of wrap accounts advised or sub-advised by the Advisor or its affiliates.

©UBS 2017 All rights reserved.
 Investment Company Act File No. 811-21328 UBS Asset Management (Americas) Inc. Item No. S1679

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SMA Relationship Trust
Prospectus | [     ], 2017

Includes:
•	Series E

36

The information in this SAI is not complete and may be changed. These securities may not be sold until the registration statement filed with the SEC is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Series E ([     ])

Statement of Additional Information | [     ], 2017
Subject to Completion, July 31, 2017
One North Wacker Drive
 Chicago, Illinois 60606
Series E (the "Fund") is a series of SMA Relationship TrustSM (the "Trust").
UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor"), an indirect asset management subsidiary of UBS Group AG, serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)"), an indirect, wholly owned subsidiary of UBS Group AG, serves as the principal underwriter of the Fund.
When issued, portions of the annual report to shareholders of the Fund will be incorporated by reference into this Statement of Additional Information ("SAI"). You may obtain additional copies of the Fund's Annual Report without charge by calling toll-free 1-800-647 1568.
This SAI is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated [    ], 2017. A copy of the Prospectus may be obtained by calling toll-free 1-800-647 1568. The Prospectus contains more complete information about the Fund. You should read it carefully before investing.

This SAI is dated [   ], 2017.
37

Table of contents Page

The Fund and its investment policies
The Fund's investments and related risks
Strategies for using derivative-type instruments
Summary of risks
Investment limitations of the Fund
Trustees and officers; principal holders and management ownership of securities
Investment advisory, administration, principal underwriting and other service arrangements
Portfolio transactions and brokerage commissions
Redemption information and other services
Valuation of shares
Potential conflicts of interest
Taxes
Other information
Financial statements
Appendix A
4 4 26 46 46 48 60 74 76 77 79 90 111 112 A-1
SMA Relationship TrustSM and SMA*RT SharesSM are service marks of UBS Group AG.

The Fund and its investment policies
The Fund is classified as "diversified" as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). The Trust is an open-end management investment company that was organized as a Delaware statutory trust under Delaware law on December 3, 2002.
The Fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the Fund may be changed by the board of trustees of the Trust (the "Board") without shareholder approval. There are no assurances that the Fund will achieve its investment objective.
The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Fund seeks to achieve its investment objective by investing in equity securities that are tied economically to emerging markets countries.

The Fund's investments and related risks

Cash and cash equivalents. The Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, governments and their agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Fund may also invest a portion of its assets in shares issued by money market mutual funds.
The short-term debt securities in which the Fund may invest include demand notes, bank instruments, commercial paper and floating rate instruments. Demand notes are securities issued with a maturity date but callable for repayment by the lender or the borrower at a predetermined interval. Bank instruments in which the Fund may invest include bank loan participations, bank holding company commercial paper, deposits, bank notes and other bank related securities. Bank loan participations are loans sold by lending banks to investors. Bank holding company commercial paper is a form of short-term promissory note that is a direct obligation of a bank holding company. Deposits are obligations of a bank or its branches. Corporate commercial paper is a form of short-term promissory note issued by corporations primarily to finance short-term credit needs. Rates vary according to the credit standing of the issuers and money market conditions. Floating rate instruments are obligations with various final maturities and interest rates that are tied to other assorted market indices. The Fund will not invest more than 15% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable.
When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Internal Revenue Code of 1986, as amended (the "Code")). When the Fund invests for defensive purposes, it may affect the attainment of its investment objective.

Pursuant to the rules and regulations under the 1940 Act and any exemptive orders issued thereunder, the Fund may invest cash: (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis in one or more money market Fund or other pooled investment vehicles.
Borrowing. The Fund may borrow money for temporary emergency or extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the U.S. Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.
Segregation of assets. Financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) reverse repurchase agreements, (ii) when-issued and delayed delivery securities, (iii) dollar rolls, (iv) to-be-announced securities, (v) securities sold short, (vi) swaps, (vii) futures contracts, (viii) written options, (vix) forward currency contracts, and (viii) non-deliverable forwards.
The Fund will consider its obligations involving such a financial instrument as "covered" when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (which include, but are not limited to, cash, cash equivalents, equities and debt instruments of any grade) equal to the Fund's exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (segregated assets procedures). Any assets designated as segregated by the Fund, either physically or "earmarked" as segregated, for purposes of (2) above shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.
The SEC has recently proposed a new rule which, if adopted, would replace current SEC and staff guidance with respect to asset segregation requirements for derivatives and other instruments such as reverse repurchase agreements, short sales, firm or standby commitment agreements and similar agreements. While it is not possible to fully predict the effects of the proposed regulation, the Advisor will continue to monitor developments as they apply to the Fund.
The Fund's segregated assets procedures may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If Segregated Assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, Segregated Assets may not be available to satisfy redemptions or for other purposes, until the Fund's obligations under the financial instruments have been satisfied. In addition, the Fund's ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the segregated assets procedures require the Fund to segregate. The segregated assets procedures provide that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund's ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.
Repurchase agreements. The Fund may enter into repurchase agreements with banks or broker-dealers.  When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer that simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund. In accordance with the 1940 Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.
Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, the Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.
Reverse repurchase agreements. Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price that is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Fund's custodian will maintain Segregated Assets in an amount equal to the repurchase price (inclusive of interest charges). The cover amount for a reverse repurchase agreement that lacks a specified repurchase price is an amount equal to the value of the proceeds received on any sale subject to repurchase plus accrued interest beginning on the date the Fund enters into the reverse repurchase agreement.
A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund and as such, are subject to the same investment limitations.
Loans of portfolio securities. The Fund may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the market value of the Fund's total assets. However, as a non-fundamental policy, the Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, the Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities or 105% of the market value of the loaned securities with respect to foreign securities, provided that loans of "Government Securities" as defined in the Investment Company Act may be collateralized at 100%. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities, 105% of the value of the securities loaned with respect to foreign securities, or 100% of the value of the securities loaned with respect to "Government Securities." Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.
Collateral may consist of cash or "Government Securities" as defined in the Investment Company Act. Pursuant to rules and regulations under the 1940 Act, under normal conditions, the Fund invests cash collateral from securities lending activities into a money market fund which operates in compliance with the provisions of Rule 2a-7 under the 1940 Act. In addition, cash collateral may be invested in repurchase agreements.
In the case that voting or consent rights that accompany a loaned security pass to the borrower, the Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.
Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, the Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the credit-worthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Credit-worthiness will be monitored on an ongoing basis by the Advisor.
Non-publicly traded securities, private placements and restricted securities. The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter ("OTC"), including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of registration. Investments by the Fund in non-publicly traded securities, private placements and restricted securities will be limited to the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.
Regulation S Securities. The Fund may invest in the securities of US and non-US issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S ("Regulation S Securities") under the Securities Act of 1933, as amended (the "1933 Act"). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the investment will be included with the Fund's 15% of net assets limitation on investment in illiquid securities. Furthermore, because Regulation S Securities are generally less liquid than registered securities, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.
Illiquid securities. The term "illiquid securities" includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other securities, OTC options purchased and repurchase agreements maturing in more than seven days other than those the Advisor has determined are liquid pursuant to guidelines established by the Board. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value. The Advisor monitors the liquidity of securities in the Fund's portfolios and reports periodically on liquidity decisions to the Board. The Fund may invest up to 15% of its net assets in illiquid securities.

Rule 144A. The Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.
The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the 1940 Act, there is a sufficient market of "qualified purchasers" (as defined in the 1940 Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended (the "1934 Act"); and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets in illiquid securities.
The Fund will limit investments in securities of issuers that the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Board, which include continuing oversight by the Board.
If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets, which may include such Rule 144A securities.

Investment company securities and investments in affiliated investment companies. Subject to the provisions of any rules and regulations under the 1940 Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by the Fund to the extent that such purchases are consistent with that Fund's investment objectives and restrictions and are permitted under the 1940 Act. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.
The Fund may invest in securities issued by other registered investment companies advised by the Advisor, including other series of the Trust, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for the Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. The Fund may only invest in other series of Trust or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.
The fund will not invest in other investment companies in excess of the Section 12(d)(1) limits described above, nor will it operate as a fund of funds.
Exchange-traded funds ("ETFs"). Subject to the limitations on investments in investment company securities and its own investment objective, the Fund may invest in securities of ETFs that attempt to track or replicate the performance of a US or foreign market index. The Fund may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the extent the Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.
Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.
Issuer location. The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.
Foreign securities. The Fund may invest in equity or debt securities of foreign issuers, including emerging markets issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in foreign or emerging markets. Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Fund's Prospectus, which are not typically associated with investing in US issuers. Because the securities of foreign companies are frequently denominated in foreign currencies, and because the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policy of the Fund permits it to enter into forward foreign currency exchange contracts, futures, options and swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates. The Fund reserves the right to invest a substantial portion of its assets in one or more countries if economic and business conditions warrant such investments.  Investment in the securities of foreign governmental entities involves risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund ("IMF"), and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to exit the European Union ("EU"). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom's withdrawal will be conducted, as well as the potential consequences and precise time-frame for "Brexit." While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Fund's investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Emerging markets investments. The Fund may invest in equity or debt securities of emerging markets issuers, or securities with respect to which the return is derived from equity or debt securities of issuers in emerging markets. Additionally, the Fund, for purposes of its investments, may consider a country included in JP Morgan or MSCI emerging markets indices to be an emerging market country.  The Fund may invest in securities that neither are listed on a stock exchange nor traded OTC, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Debt securities of emerging market issuers include securities issued by government and government-related entities, corporations and entities organized to restructure outstanding debt of such issuers. The Fund's investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.
The Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid subjecting purchasers of Participations to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Fund will acquire the Participations only if the Lender interpositioned between the Fund and a borrower is determined by the Advisor to be creditworthy.
When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.
To the extent that any of the Fund's emerging markets securities are deemed to be illiquid by the Fund, such securities, along with the Fund's other illiquid securities, will be subject to the Fund's limitation of investing no more than 15% of its net assets in illiquid securities.
Risks of investing in emerging markets. There are additional risks inherent in investing in less developed countries that are applicable to the Fund. An emerging market country is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities. The countries included in this definition will change over time. An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the security's principal trading market is an emerging market; (ii) at least 50% of the issuer's (or the issuer's parent company's) revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries; (iii) at least 50% of the issuer's (or the issuer's parent company's) physical assets are located in emerging market countries; (iv) at least 50% of the issuer's

(or the issuer's parent company's) economic activities are in emerging market countries; or (v) the principal place of business of the issuer (or the issuer's parent company) is an emerging market country. In addition, an emerging market security includes derivative instruments on emerging market securities or indices.
Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States.
Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due; the relative size of its debt service burden to the economy as a whole; its government's policy towards the IMF, the World Bank and other international agencies; and the political constraints to which a government debtor may be subject.
The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.
As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.
The issuers of the government and government-related debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that foreign government and government-related debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements that may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
Payments to holders of the high yield, high risk, foreign debt securities in which the Fund may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.
China A-shares. The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program ("Connect Program") are subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund's ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program. Because the Connect Program is in its early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Connect Program is subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that all three exchanges will continue to support the Connect Program in the future.
Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, the Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi ("RMB"), the Chinese currency, the Fund investing through the Connect Program must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. China A-shares purchased through the Connect Program are held in nominee name and not the Fund's name as the beneficial owner. It is possible, therefore, that the Fund's ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, the Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons.
Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China-A share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If the Fund holds 5% or more of the total shares of a China-A share issuer through its Connect Program investments, its profits may be subject to these limitations. All accounts managed by the Adviser and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that the Fund's profits may be subject to these limitations.
Equity securities. The Fund may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Fund may invest in equity securities issued by companies with any market capitalization. The Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Fund also may invest in the initial public offerings ("IPOs") of new or unseasoned companies.  The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.
Special purpose acquisition companies ("SPACs"). The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash.  If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.
Convertible securities. The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claim on assets and earnings are subordinated to the claims of other creditors but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.
Contingent convertible instruments. Contingent convertible securities ("CoCos") are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain "triggers." The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution's continued viability as a going concern. CoCos' unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution's discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer's underlying equity securities following a conversion event (i.e., a "trigger"), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Fixed income securities. The Fund may invest in various types of fixed income securities of US and non-US issuers, as described in this SAI, including, but not limited to, governments and governmental entities and supranational issuers as well as corporations and other issuers. The Fund may purchase US and non-US dollar denominated securities that reflect a broad range of investment securities, qualities and sectors. The Fund may invest in US Treasury Securities, which include bills, notes, bonds, and other debt securities issued by the US Treasury. These are direct obligations of the US government and differ mainly in the length of their maturities. The Adviser considers investment grade securities to include: (i) securities rated BBB- or higher by Standard & Poor's Ratings Group ("S&P") and Fitch Ratings, Inc. ("Fitch"), or Baa3 or higher by Moody's Investor Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase. The descriptions of debt securities ratings may be found in Appendix A.
Lower-rated debt securities. The Fund may invest a portion of its assets in convertible and other debt securities that are rated below investment grade. Fixed income securities with ratings of BB (S&P or Fitch) or Ba (Moody's) or below are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. The descriptions of debt securities ratings may be found in Appendix A.
Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value of its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.
Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy issuers or by highly leveraged (indebted) issuers, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Funds from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.
The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.
Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.
Lower rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.
Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt and municipal bond ratings appears in Appendix A to this SAI.
Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including the risks of untimely interest and principal payment, default and price volatility, and may present problems of liquidity, valuation and currency risk.
Yield factors. The yield on a bond depends on a variety of factors, including general municipal or fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and/or expectations regarding changes in tax rates. The Fund may invest in bonds with a broad range of maturities, based on the Advisor's judgment of current and future market conditions as well as other factors, such as the Fund's liquidity needs. Generally, the longer the maturity of a bond, the higher the rate of interest paid and the greater the volatility.
Duration. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the Advisor in portfolio selection and yield curve positioning for the Fund's bond investments. Duration was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.
Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.
Duration allows the Advisor to make certain predictions as to the effect that changes in the level of interest rates will have on the value of the Fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a bond having a positive duration of three years generally will decrease by approximately 3%. Thus, if the Advisor calculates the duration of the Fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of the Fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.
Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.
There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, the Advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.
Inflation linked securities. The Fund may invest in inflation linked securities. Inflation linked securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation linked securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation linked debt securities include other US government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities.
While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.
Any increase in the principal amount of an inflation linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
When-issued and delayed delivery securities. The Fund may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities, which are fixed on the purchase commitment date or at the time of settlement for when-issued or delayed delivery securities, marked-to-market daily in accordance with pertinent SEC positions.
When-issued and delayed-delivery transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.
Real estate investment trusts ("REITs"). The Fund may invest in equity REITs and equity interests issued by REITs and non-US REIT-like entities. A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. In addition, a shareholder in a Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs.
REITs are subject to risks related to the specialized skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance, increases in interest rates and changes to tax and regulatory requirements.
In addition, some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties in a narrow geographic area or in a single property type, such as being more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the 1940 Act.
Other investments. The Board may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with such Fund's investment objective and that it would not violate any fundamental investment policies or restrictions of the Fund.
Strategies for using derivative-type instruments
Swaps. The Fund may engage in swaps, including, but not limited to, interest rate, currency and total return swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities, to gain exposure to certain markets or returns, to earn income or to enhance returns. When the Fund enters into a swap transaction, there is a risk that the Fund may experience a loss that is greater than the amount it originally invested.
Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular "notional amount" or value of predetermined underlying reference assets. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a "basket" of securities representing a particular index. Swaps can also be based on credit and other events.

A swap agreement may be negotiated bilaterally and traded over-the-counter ("OTC") between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, which have imposed comprehensive regulatory requirements on swaps and swap market participants, certain categories of swaps, such as most types of standardized interest rate and credit default swap agreements, are now subject to mandatory central clearing, and some of these cleared swaps must be traded on an exchange or swap execution facility. It is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and exchange trading. Mandatory clearing and exchange-trading of additional swaps will occur on a phased-in basis based on the type of market participant, U.S. Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade.
Some categories of swaps may also be cleared and traded on exchanges on a voluntary basis. While the intent of these regulatory reforms requiring clearing and exchange trading for swaps is to mitigate counterparty risk and increase liquidity and transparency in the swaps markets, mandatory clearing and exchanged trading may increase trading costs and impose other risks.
The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used.
In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying asset. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Fund does not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial and variation margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial margin in addition to variation margin.
In a cleared swap, the Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party's FCM, which must be a member of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, the Fund must make an initial margin deposit with the FCM, which is typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period. If the value of the Fund's cleared swap declines, the Fund will be required to make additional "variation margin" payments to the FCM to settle the change in value. Conversely, if the market value of the Fund's position increases, the FCM will post additional "variation margin" to the Fund's account.
Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely and may involve additional costs and risks not associated with uncleared swaps. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or of the central counterparty in a swap contract. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund's investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.
Some types of swaps that are subject to mandatory clearing are also required to be traded on swap execution facilities ("SEFs"). An SEF is a trading platform where multiple market participates can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.
If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.
Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.
The purchase of a cap entitles the purchaser, in return for a premium paid to the seller, to receive payments on a notional principal amount from the seller of the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser of the floor to receive payments, in return for a premium paid to the seller, on a notional principal amount from the seller of the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices) during the specified period in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on LIBOR, or the total rate of return on another financial instrument. The "total return" includes interest or dividend payments from, along with any change in value of, the referenced asset over a specified period. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. The Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by the Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Total return swap transactions involve greater risks than if the Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. The Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.
The Fund may also purchase swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to enter into a swap pursuant to which the owner will receive payments based on a fixed rate in exchange for making payments based on the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to make payments based on a fixed rate and, in exchange, receive payments based on the total return of a specified asset, reference rate, or index.

Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The Advisor and the Trust do not believe that the Fund's obligations under swap contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing or senior securities restrictions. Generally, the minimum cover amount for a swap agreement is the amount owed by the Fund, if any, on a daily mark-to-market basis. With respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. When the Fund sells protection on an individual credit default swap or an index (CDX), upon a credit event, the Fund may be obligated to deliver the underlying credit or pay the cash equivalent value of the asset for the credit default swap or deliver the underlying index or pay the cash equivalent value of the index for the CDX. Therefore, the cover amount includes the notional value of the underlying credit or the index on a daily mark-to-market basis. Swaps are generally executed pursuant to agreements that provide for the pledging or deposit of liquid assets collateral. Where liquid assets have been pledged or deposited in accordance with Rule 17f-1 under the 1940 Act, the cover amount will be less any assets pledged or deposited as collateral in connection with the swap.
To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.
Futures. The Fund may enter into contracts for the purchase or sale for future delivery of securities and indices. The Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.
Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security, currency, commodity, interest rate or index at a specified price at a specified later date. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the

Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.
When the Fund enters into a futures transaction, it must deliver to the FCM selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM.
Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contract price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the custodial accounts of the Fund. The Fund may also effect futures transactions through FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.
The Fund will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, the Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase.
Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement. Where futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions. The Fund will cover their obligations under the futures transactions in which they participate by either (i) holding offsetting positions that appropriately equal the daily market value of the particular Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is contractually required to "cash-settle," the Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value (in other words, the initial margin plus any variation margin (unrealized loss) due based on the previous day's trading). The total cover required for all cash-

settled futures contracts may be determined by netting the aggregate obligations of such contracts. By setting aside assets equal to only its net obligation under cash-settled future contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. With respect to a futures contract that is not contractually required to "cash-settle," the Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying asset. The value of any liquid assets held as initial or variation margin with an FCM for a cash-settled or non-cash-settled futures contract may be deemed physically segregated or earmarked for "cover" purposes so long as such assets are held in compliance with Rule 17f-6 under the 1940 Act.
The Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Because fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Fund may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.
Futures strategies also can be used to manage the average duration of the Fund's portfolio. If the Advisor wishes to shorten the average duration of the Fund's portfolio, the Fund may sell a futures contract or a call option thereon or purchase a put option on that futures contract. If the Advisor wishes to lengthen the average duration of the Fund's portfolio, the Fund may buy a futures contract or a call option thereon or sell a put option thereon.
To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts and exchanges may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available Fund and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
Options. The Fund may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. The Fund may also purchase and write call options on particular market segment indices to achieve temporary exposure to a specific industry.
The Fund may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain OTC options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers OTC options to be illiquid. Accordingly, the Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.
Purchasing call options—The Fund may purchase call options on securities. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price.
The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.
Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.
Call writing—The Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. If the security over which a call has been sold rises in value beyond the strike price of the sold option, then the Fund may not fully participate in the price appreciation.
During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.
Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.
If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.
The Fund will generally write call options on a covered basis. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.
Purchasing put options—The Fund may purchase put options. A put option purchased by the Fund gives it the right to sell one of its securities for an agreed upon price up to an agreed upon date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.
The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.
Writing put options—The Fund may also write put options on a secured basis, which means that the Fund's custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. Further, assets segregated or earmarked to cover a sale of a put option will be different from the security or the instrument underlying the option. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay.
Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.
Index options. The Fund may purchase exchange-listed call options on stock indices and fixed income indices and sell such options in closing sale transactions for hedging purposes. The Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or particular market segments. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.
In addition, the Fund may purchase put options on stock indices and fixed income indices and sell such options in closing sale transactions. The Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect the Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock and fixed income indices may also be used to protect the Fund's investments in the case of a major redemption.
The Fund may also write (sell) put and call options on stock indices and fixed income indices. While the option is open, the Fund's custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.
Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.
Special risks of options on indices. The Fund's purchases of options on indices will subject them to the risks described below.
Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.
Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.
If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.
Options on futures contracts. The Fund may purchase and write options on futures contracts in which it is allowed to invest. For more information about the risks of entering into futures contracts, see "Futures" above.
When the Fund buys an option on a futures contract, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) the futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.
When the Fund writes an option on a futures contract, the Fund becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position, which could result in substantial and potentially unlimited losses. The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund's investment portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.
Options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. If a put or call option that the Fund has written is exercised, the Fund may incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. For example, the Fund will purchase a put option on an interest rate futures contract to hedge the Fund's investment portfolio against the risk of rising interest rates.
Furthermore, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.
Options on swap agreements. The Fund may purchase options on swap agreements. For more information about these types of instruments, see "Swaps" above.
Forward foreign currency contracts. The Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency.
Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Fund will account for forward contracts by marking-to-market each day at current forward contract values.
The Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when the Fund enters into a non-cash settled forward contract, or enters into a cash settled forward contract for a foreign currency for which it does not own securities denominated in that currency, to sell an amount of foreign currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contract's full notional exposure of the Fund's delivery obligation under the contract. However, where a forward is executed pursuant to an agreement that provides that the different currency deliverable amounts may be converted into a single currency to determine the net realized gain or loss for settlement purposes, the cover amount is equal to the daily mark-to-market (net) obligation of the Fund (the unrealized loss, if any), as opposed to the full notional exposure of the Fund's delivery obligation. Further, where the Fund has offsetting long and short positions in identical currencies, the notional amounts of the currency positions may be netted against each other, and the cover amount is the net notional amount owed. The cover amount may be further reduced if the netting arrangement described above applies to both currency transactions, whereby the cover amount would equal the aggregate net unrealized loss of the Fund. Settlement processes for deliverable forward currency contracts may further reduce the Fund's delivery obligation and therefore the cover amount. Where a settlement arrangement (such as CLS) provides that on the expiration date the gross notional delivery amount across all transactions will be aggregated, the cover amount is equal to the Fund's net notional amount owed.
Non-deliverable forwards. The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.
When the Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount equal to the daily mark-to-market (net) obligation of the Fund. If the additional Segregated Assets decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will be equal to the daily mark-to-market (net) obligation of the Fund under the non-deliverable forward agreement.
Since the Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. The Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.
Under definitions adopted by the CFTC and SEC, non-deliverable forwards (including some deliverable forwards that are cash-settled) are considered swaps, and therefore are included in the definition of "commodity interests." Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see "Swaps" and "Risks of potential regulation of swaps and other derivatives." Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of "commodity interests." However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund's ability to use these instruments in the manner described above or subject the Advisor to CFTC registration and regulation as a CPO.
Exchange-traded notes ("ETNs"). The Fund may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange ("NYSE")) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.
ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged.

The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.
The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and IRS and may also be affected by future legislation.
An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.
The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Equity participation notes or equity linked notes (collectively "EPNs"). The Fund may invest up to 10% of its total assets in EPNs.  An EPN is a debt instrument whose return is determined by the performance of a single equity security. When purchasing an EPN, a Fund pays the counterparty the current value of the underlying security plus a commission. During the time that the EPN is owned, the price of the EPN will fluctuate in accordance with the price fluctuation of the underlying security, with a currency adjustment to reflect the fact that EPNs are generally priced in US dollars whereas the underlying security is generally denominated in a foreign currency. At maturity or sale, the EPN owner's profit or loss is the sum of the appreciation/depreciation of the underlying security, plus the appreciation/depreciation of the underlying security's currency relative to the US dollar, less any commissions paid. A Fund only invests in EPNs for which the underlying security is a permissible investment pursuant to the Fund's investment policies and restrictions.

The Funds invest in EPNs only to gain exposure to equities in foreign markets where direct investments in equity securities are not easily accessible or otherwise obtainable. The Funds may only invest in EPNs that are unleveraged and that do not have a "cap" or a "floor" on the maximum principal amount to be repaid to a Fund at maturity. In addition, the Funds may only invest in EPNs that are based on the performance of a single underlying equity security; that have no premium or discount in relation to the underlying asset; and that provide for the retention of dividend rights. Investments in EPNs will only be made if the counterparty is a financial institution rated at least A1 by S&P, P1 by Moody's or F1 by Fitch.
EPNs possess the risks associated with the underlying security, such as market risk, and, with respect to EPNs based on foreign securities, foreign securities and currency risks. EPNs, however, involve greater risks than if a Fund had invested in the underlying security directly, since, in addition to general market and foreign securities risks, EPNs are subject to counterparty, credit and illiquidity risks. Counterparty risk is the risk that the issuer of the EPN may fail to pay the full amount due at maturity or redemption. In addition, an investment in an EPN creates exposure to the credit risk of the issuing financial institution.  Also, the secondary market for EPNs may be limited, and the lack of liquidity in the secondary market may make EPNs difficult to dispose of and to value. In choosing EPNs appropriate for the Funds, the Advisor will select only those EPNs that have demonstrated patterns of brokers willing to provide liquidity on demand to ensure that the EPNs maintain their liquidity. Each Fund, however, will treat EPNs as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.
Special risks of certain derivatives
Certain derivative contracts entered into by the Fund may contain certain credit-risk-related contingent features that could be triggered subject to certain circumstances. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract.
Risks of potential regulation of swaps and other derivatives
The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund's ability to achieve its investment objective. The Advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund's ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.
Commodity pool operator exclusions and regulation
With respect to the Fund, the Advisor has claimed an exclusion from the definition of "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, although the Advisor is registered with the CFTC as a "commodity trading advisor" ("CTA"), with respect to the Fund the Advisor is relying upon an exclusion from the definition of CTA under the CEA and the rules of the CFTC.
The terms of the CPO exclusion requires the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forwards, as further described in this SAI. Because the Advisor and the Fund intends to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. These Fund is not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its respective investment strategies or this SAI.
Generally, the exclusion from CPO regulation on which the Advisor relies requires the  Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund's positions in commodity interests may not exceed 5% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as commodity pools or otherwise as vehicles for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a

CPO with respect to that Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.
Summary of risks
The principal risks of investing in the Fund are described in the risks sections of the Prospectus.
Cybersecurity risk
The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.
Investment limitations of the Fund
Fundamental limitations. The investment limitations set forth below are fundamental policies and may not be changed by the Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in the Fund's total assets will not be considered a violation. The Fund may not:
(1)	Purchase or sell real estate, except that the Fund may purchase or sell securities of REITs;
(2)	Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
(3)
Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof;
(4)
Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

(5)
Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required;

(6)	Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies);
(7)	Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares; and
(8)
Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

With respect to the real estate restriction described in (1) above, the restriction does not prevent the Fund from investing in REITs or similar real estate securities.

Trustees and officers; principal holders and management ownership of securities
Board of Trustees
Organization of the Board
The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Fund. The Board elects the officers of the Trust, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is comprised of five Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the 1940 Act ("Independent Trustees"). Frank K. Reilly, an Independent Trustee, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Mr. Reilly also acts as liaison between the Trust's Chief Compliance Officer ("CCO") and the Independent Trustees with respect to compliance matters between scheduled Board meetings.
The Board meets in person at least four times each year. At each in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Trustees also discuss other matters on a more informal basis at other times.
The Board has two standing committees: an Audit Committee and a Nominating, Compensation and Governance Committee (the "Nominating Committee"). As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Board and the Trust's governance procedures.
Each Independent Trustee (except Abbie J. Smith) sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Fund's financial statements and the independent audit(s) thereof. The Audit Committee met three times during the fiscal year ended December 31, 2016.
Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met once during the fiscal year ended December 31, 2016.
The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.
The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and performance of the Fund's service providers.
Board oversight of risk management
The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters.
The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Fund and to be advised regarding the internal audit group's plans for upcoming audits.
With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. The Board discusses these reports and the performance of the Fund and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change the Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Fund.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Fund. Such reports also include information concerning illiquid securities held by the Fund. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of The Fund's year-end financial statements.
With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the CCO to discuss compliance issues, including compliance risks.
As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.
Trustee qualifications
When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Mark Kemper, the Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust that are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such

Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.
The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda, John J. Murphy, and J. Mikesell Thomas have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board.
The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS AM are listed below. None of the Trustees is an "interested person" (as defined in the 1940 Act) of the Trust.

[to be updated in 485(b) filing] Independent Trustees
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 59 PFM Financial Advisors LLC 222 N. LaSalle Street, Suite 910 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is a Managing Director at PFM Financial Advisors LLC (since September 2016). From 1995 to 2016, Ms. Cepeda was the Founder and President of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.
Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (US holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), and trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008).
Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rule-making Board (from 2010 to 2012).

John J. Murphy; 73 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the President of Murphy Capital Management (investment advisor) (since 1983).[2]	Mr. Murphy is a trustee of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Murphy is a director (since 2007) of Legg Mason Equity Funds (54 portfolios) and is a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).
Frank K. Reilly; 81 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a trustee of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.
Mr. Reilly is a director (since 1994) of Discover Bank and Bank of New Castle, both banks are subsidiaries of Discover Financial Services, and Mr. Reilly is Chairman of the Audit Committee for both banks.

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Abbie J. Smith; 64 The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009
Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting in The University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).
Ms. Smith is a trustee of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.
Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director and member (since 2003) and Chair (until October 2015) of the Audit Committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the Audit Committee of the Dimensional Funds complex (123 portfolios).

J. Mikesell Thomas; 66 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004
Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).
Mr. Thomas is a trustee of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.
Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for Northshore University HealthSystem, a not-for-profit healthcare organization, and a director and member (since January 2016) of the Audit Committee of four indirect subsidiaries of Tokio Marine Holdings, Inc., a publicly traded insurance company headquartered in Tokyo, Japan: HCC Life Insurance Co., U.S. Specialty Insurance Co., Houston Casualty Co., and Producers Agriculture Insurance Co. Mr. Thomas was previously a director (2012-October 2015), a member of the Audit Committee (2012-October 2015) and Chairman of the Investment and Finance Committees (2014-October 2015) of HCC Insurance Holdings Inc.; and a director of First Chicago Bancorp. (from 2008 to 2010) and First Chicago Bank and Trust (from 2008 to 2010).

1Each Trustee holds office for an indefinite term.
2 Mr. Murphy is the President and owner of Murphy Capital Management Inc. ("Murphy Capital"), an investment advisory firm. Murphy Capital serves as an investment manager through certain wrap fee investment advisory programs sponsored by UBS Financial Services, Inc., an affiliate of UBS AM (Americas). Murphy Capital is paid management fees for the clients it advises through these wrap fee programs.

Officers

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph Allessie[2]; 51	Chief Compliance Officer	Since 2014
Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director (from 2007 to 2015)), at UBS AM (US) and UBS AM (collectively, "UBS AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the United States and Cayman Islands. Prior to that he served as deputy general counsel of UBS AM—Americas region (from 2005 to 2014). Mr. Allessie is chief compliance officer (prior to which he was interim chief compliance officer (from January 2014 to July 2014) and served as vice president and assistant secretary (from 2005 to 2016)) of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski[2]; 49	Vice President and Assistant Treasurer	Since 2011
Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of registered fund product control of UBS AM—Americas region. She is vice president and assistant treasurer of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver[2]; 53	President	Since 2010
Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. Mr. Carver is president of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Thomas Disbrow[2]; 51	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006 respectively
Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director (from 2007 to 2011)) and since January 2016 is global head of registered fund product control (prior to which he was head of the North American fund treasury administration department of UBS AM—Americas region (from 2011-2015)). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Mark F. Kemper[3]; 59	Vice President and Secretary	Since 2002 and 2004, respectively
Mr. Kemper is a managing director and general counsel of UBS AM—Americas region (since 2006 and 2004, respectively). He has been secretary or assistant secretary of UBS AM (Americas) Inc., and UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solution US LLC (since January 2017).

Joanne M. Kilkeary[2]; 49	Vice President and Assistant Treasurer	Since 2006
Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (since 2008)) and a senior manager (since 2004) of registered fund product control of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Tammie Lee[2]; 46	Vice President and Assistant Secretary	Since 2005
Ms. Lee is an executive director with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2010) (prior to which she was a director (from 2005 to 2010) and associate general counsel (since 2005) with UBS AM—Americas region. Ms. Lee is a vice president and assistant secretary of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Joshua Lindauer[2]; 29	Vice President and Assistant Secretary	Since September 2016
Mr. Lindauer is an associate director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since May 2016). Prior to joining UBS AM—Americas region, Mr. Lindauer was an associate counsel at Fred Alger Management, Inc. (from 2015 to 2016) and a paralegal (from 2014 to 2015). From 2010 to 2014, Mr. Lindauer was a law student. Mr. Lindauer is a vice president and assistant secretary of 10 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

William T. MacGregor[2]; 41	Vice President and Assistant Secretary	Since 2015
Mr. MacGregor is an executive director and deputy general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since September 2015). From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Nancy D. Osborn[2]; 50	Vice President and Assistant Treasurer	Since 2007
Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of registered fund product control of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders[2]; 51	Vice President and Assistant Secretary	Since 2005
Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller[2]; 55	Vice President and Assistant Secretary	Since 2004
Mr. Weller is an executive director and senior associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Mandy Yu2; 33	Vice President	Since 2013
Ms. Yu is an associate director (since 2015) (prior to which she was an authorized officer (from 2012 to 2015)) and tax compliance manager (since 2013) of registered fund product control of UBS AM—Americas Region. She was a fund treasury manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas Region. Ms. Yu is a vice president of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

1 Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.
2 This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.
3 This person's business address is One North Wacker Drive, Chicago, IL 60606.

Information about trustee ownership of Fund shares
Trustee	Dollar range of equity securities in trust†	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM or an affiliate serves as investment advisor, sub-advisor or manager†
Independent trustee
Adela Cepeda	None	$10,001 - $50,000
John J. Murphy	None	over $100,000
Frank K. Reilly	None	over $100,000
Abbie J. Smith	None	over $100,000
J. Mikesell Thomas	None	None
† Information regarding ownership is as of December 31, 2016.
Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - 10,000; (iii) $10,001 - $50,000; (iv) $50,001 -$100,000; or (v) over $100,000.

Information about independent trustee ownership of securities issued by UBS AM or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM or UBS AM (US)
As of December 31, 2016, the Independent Trustees did not own any securities issued by UBS AM or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM or UBS AM (US).

Compensation table
Name and position held	Annual aggregate compensation from UBS AM on behalf of the trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation for the trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$40,784	N/A	$167,500
John J. Murphy, Trustee	38,958	N/A	160,000

Frank K. Reilly, Trustee	43,828	N/A	180,000
Abbie J. Smith, Trustee	38,958	N/A	160,000
J. Mikesell Thomas, Trustee	42,610	N/A	175,000
1 Represents aggregate annual compensation paid by UBS AM on behalf of the Trust to each Trustee indicated for the fiscal year ended December 31, 2016.
2 This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies managed by UBS AM for the fiscal year ended December 31, 2016.
No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.
Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and three other registered investment companies), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating Committee, for serving as chairman of the Nominating Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.
There is not a separate Investment Committee. Items pertaining to these matters are submitted to the full Board.
Principal holders and management ownership of securities
[to be updated in Rule 485(b) filing]
As of the date of this SAI, none of the Trustees or officers of the Fund owned any of the outstanding shares of the Fund.

Investment advisory, administration, principal underwriting and other service arrangements
Advisors
[to be updated in 485(b) filing]
UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor"), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019, manages the assets of the Fund pursuant to its investment advisory agreements with the Trust on behalf of the Fund (the "Agreements"). UBS AM is the Fund's investment advisor and administrator. UBS AM is an investment management firm managing approximately $[   ] billion, as of [     ], 2017, primarily for institutional pension and profit sharing funds. UBS AM is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division, which had approximately $[   ] billion in assets under management as of [    ], 2017. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Fund.
As of [     ], 2017, the Advisor also serves as the investment advisor or sub-advisor to 21 other investment companies: Advanced Series Trust: AST Small-Cap Growth Portfolio; Aspiration Redwood Fund; EQ Advisors Trust: EQ/UBS Growth and Income Portfolio; Global High Income Fund Inc.; Lincoln Variable Insurance Products Trust (LVIP): (LVIP) UBS Large Cap Growth Managed Volatility Fund; Managed High Yield Plus Fund Inc.; Master Trust; MFS Global Alternative Strategy Fund; Nationwide Global Equity Fund; Nationwide High Yield Fund; Pacific Life Funds (PF) Currency Strategies Fund; Pacific Select Fund (PSF) Currency Strategies Portfolio; Strategic Global Income Fund Inc.; The UBS Funds; UBS Investment Trust; UBS Managed Municipal Trust; UBS Money Series; PACE Select Advisors Trust; UBS Relationship Funds; UBS RMA Money Fund, Inc.; and UBS RMA Tax-Free Fund, Inc.
Pursuant to its Agreements with the Trust, on behalf of the Fund, UBS AM does not receive a fee from the Fund for providing investment advisory services. Although the Fund does not compensate UBS AM directly for its services under the Agreements, UBS AM may benefit from the Fund being an investment option in a wrap program sponsored by UBS AM or certain other programs advised or sub-advised by UBS AM or its affiliates.  UBS AM is responsible for paying its own expenses. The Fund pays the following expenses: (1) the fees and expenses of the Trust's Non-Interested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with UBS AM; (3) interest expenses; (4) taxes and governmental fees; (5) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (6) auditing and legal costs; (7) insurance premiums; (8) fees and expenses of the Trust's custodian, administrative and transfer agent and any related services; (9) expenses of obtaining quotations of the Fund's portfolio securities and of pricing the Fund's shares; (10) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (11) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (12) fees and expenses of membership in industry organizations.
In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by UBS AM of its obligations and duties under the Agreements, UBS AM shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements, including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund. The Agreements terminate automatically upon their assignment and are terminable at any time without penalty by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to UBS AM or by UBS AM on 60 days' written notice to the Trust.
The Fund is subject to a contractual expense limit at the rate of 0.50% of the Fund's average daily net assets, excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses.
The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending April 30, 2019. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed to the extent such reimbursement can be made during the three years following during which such fee waivers and expense reimbursements were made, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.
UBS AM and the Trust have received an exemptive order from the SEC that allows the Fund, subject to shareholder approval, to operate under a manager of managers structure, whereby UBS AM, as the Fund's investment manager, can appoint and replace unaffiliated third-party sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to Board approval but without obtaining shareholder approval.
General expenses of the Trust (such as costs of maintaining corporate existence, certain legal fees, insurance, etc.) will be allocated among the series of the Trust in proportion to their relative net assets. Expenses that relate exclusively to the Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by the Fund.

Portfolio managers

UBS AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Presented below is information about those individuals identified as portfolio managers of the Fund in the Fund's Prospectus.
The following table provides information relating to all accounts (including those within this SAI) managed by the portfolio managers as of [    ], 2017:
[to be provided in 485(b) filing]
	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Series E)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Urs Antonioli	[ ]	$ [ ]	[ ]	$ [ ]	[ ]	$ [ ]
Manish Modi	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Gabriel Csendes	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Geoffrey Wong	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Shou-Pin Choo	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

The portfolio management team's management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The portfolio management team manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.
UBS AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of clients and other stakeholders.
In general, the total compensation received by the portfolio managers and analysts at UBS AM consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award that is correlated with investment performance.
Fixed component (base salary and benefits):
•	Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.
•	The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.
Performance award:
•	Determined annually on a discretionary basis.
•
Based on the individual's financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS AM and of UBS as a whole.

•	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.
•	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.
•	Deferred amounts are then delivered via two deferral vehicles—75% in the UBS Asset Management Equity Ownership Plan (AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):
•	AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. Deferred awards under the AM EOP are granted in the form of Notional Funds. The Notional Funds are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee's compensation and the investment performance of UBS Asset Management. This enhances the alignment of investment professionals' and other employees' interests with those of our clients.
•
The DCCP was introduced for performance year 2012 onwards as a key component of UBS's compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

The DCCP aligns the interests of our key employees with the interests of external investors and, alongside the AM EOP, ensures an appropriate balance between client and other stakeholder alignment.
For our Equities, Fixed Income, Investment Solutions and Passive investment areas:
From January 1, 2015, UBS AM introduced a new Key Performance Indicator (KPI)-led model for each business area, aligning our business steering logic with our strategic priorities. For our investment areas, sustainable investment performance is a major component of the KPI model.
Portfolio managers' performance awards are subject to detailed KPIs, mainly focused on investment performance of relevant client portfolios and funds, and also including some other factors such as risk management and client focus. Investment performance is assessed annually over rolling one, three and five years against benchmark, performance target and peers. The ensures that the interests of portfolio managers are aligned with those of our clients. In addition, we evaluate our passive strategies in terms of how closely the performance of the strategies tracks their respective benchmarks over time.
For analysts, performance aware are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.
Of all amounts deferred, 75% is granted in the AM EOP. Within the AM EOP, 50% of the Notional Funds amount is allocated to a core balanced fund aligned to a diversified range of internally managed funds. The other 50% is aligned to the most representative fund managed by/contributed to by the investment professional to further align their interests with those of our clients and other stakeholders.
Portfolio Manager*	Range of shares owned
Urs Antonioli	None
Manish Modi	None
Gabriel Csendes	None
Geoffrey Wong	None
Shou-Pin Choo	None
* As of the date of this SAI.
Administrative, accounting, custody and transfer agency-related services
Administrative and accounting services. UBS AM serves as administrator to the Trust. The Administrator is an indirect wholly owned asset management subsidiary of UBS Group AG. As administrator, UBS AM supervises and manages all aspects of the Trust's operations. Under the Administration Contract, UBS AM will not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Trust, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of UBS AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to UBS AM, or by UBS AM on 60 days' written notice to the Trust. UBS AM does not charge the Fund a fee for providing administrative services to the Fund.
The Trust, on behalf of the Fund, has entered into a Fund Services Agreement among the Trust, UBS AM (US) and JPMorgan Chase Bank ("JPMorgan Chase"). UBS AM (US) pays JPMorgan Chase for the services that it provides under the Fund Services Agreement.
The Fund is newly established. Accordingly, information on the Fund's administrative and accounting services fees is not available as of the date of this SAI.
Custody services. JPMorgan Chase, located at One Beacon Street, Boston, Massachusetts 02108, provides custodian services for the securities and cash of the Fund. UBS AM (US) pays JPMorgan Chase for the custodian services it provides to the Fund.

Transfer agency-related services. BNY Mellon Investment Servicing (US) Inc., a subsidiary of BNY Mellon Bank, N.A., serves as the Fund's transfer agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.
Principal underwriting arrangements
UBS Asset Management (US) Inc. ("UBS AM (US)" or the "Underwriter"), with its principal office located at 1285 Avenue of the Americas, New York, New York 10019-6028, acts as the principal underwriter of the shares of the Fund pursuant to a Principal Underwriting Contract with the Trust ("Principal Underwriting Contract"). The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Fund.
Personal trading policies. The Trust, the Underlying Funds, UBS AM and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Asset Management (including all employees of the UBS AM and the Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.
Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which a Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures exchange-traded or not; (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).
In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee and gaining access to UBS AM systems (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts (Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund, or was being considered for purchase or sale by the Fund); and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.
A copy of the Code of Ethics has been filed with and is available through the SEC.
Proxy voting policies. The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS AM. Following is a summary of UBS AM's proxy voting policy.
You may obtain information about the Fund's proxy voting decisions, without charge, online on the Trust's Web Site (www.ubs.com/ubsam-proxy) or on the EDGAR database on the SEC's Web Site (www.sec.gov) for the most recent 12-month period ended June 30th.
The proxy voting policy of the Advisor is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Generally, the Advisor expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. The Advisor may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with the Advisor's proxy voting policy.
When the Advisor's view of a company's management is favorable, the Advisor generally supports current management initiatives. When the Advisor's view is that changes to the management structure would probably increase shareholder value, the Advisor may not support existing management proposals. In general, the Advisor generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; (iii) the financial audit is independent and accurate; (iv) the brand and reputation of the company is protected and enhanced; (v) a constructive dialogue with shareholders is encouraged; and (vi) it receives all the information necessary to hold management accountable. In addition, the Advisor focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board directors not holding executive management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. The Advisor exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.
The Advisor has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, the Advisor has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever the Advisor is aware of a conflict with respect to a particular proxy, the UBS AM Americas Committee is notified and determines the manner in which such proxy is voted.
Portfolio holdings disclosure policies and procedures
Introduction. UBS AM and the Board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Fund (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund's portfolio holdings will not be made available to anyone outside of UBS AM or a sub-advisor unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Fund's Prospectus, as it may be updated from time to time.
The Disclosure Policy requires that the UBS AM Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS AM Legal and Compliance Departments will periodically review how the Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders, service providers, UBS AM affiliates, fiduciaries, and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.
The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the CCO of the Trust of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended ("Advisers Act")) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board.
Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS AM, for legitimate fund business purposes, may disclose the Fund's complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in kind, and other third-parties that provide services (collectively, "Service Providers") to UBS AM and/or the Fund.
Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS AM, or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund's shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS AM Legal and Compliance Departments.
Disclosure of complete portfolio holdings to UBS Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS AM Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material non-public information, as such duties are imposed under the Trust's and/or UBS AM's Code of Ethics, the Fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS AM's Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS AM or the Fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Fund's current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.
The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.
Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Fund are:
•
JPMorgan Chase, the Fund's Custodian, securities lending agent, and accounting agent, receive portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, valuation and derivatives collateral management services it provides to the Fund.

•
Ernst & Young LLP, the Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. For information received at year-end for audit purposes, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young. In addition, Ernst & Young receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a two-day lag time.

•
KPMG, LLP, a third party service provider sub-contracted by JPMorgan Chase to provide tax calculation services in conjunction with fiscal income and excise tax provision reporting purposes, receives portfolio holdings information on a monthly basis with a three-day lag time after the close of the month.

•
The Fund use a limited number of financial printers to print and file its annual and semiannual shareholder reports and other regulatory materials. There is at least a three-week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•
Marketing Spectrum and Karen Murray receive portfolio holdings information on a semi-annual basis to provide writing services in connection with the preparation of shareholder reports. There is typically a 15-day lag between the date of the portfolio holdings information and the date on which they receive the information.

Disclosure of complete portfolio holdings to certain shareholders subject to confidentiality and trading restrictions. UBS AM may make available the Fund's complete non-public portfolio holdings, as of the most recent month-end, no sooner than 8 business days after the month-end for the purpose of assisting a shareholder to comply with the shareholder's legal or other regulatory obligations. UBS AM may release the non-public portfolio holdings to a shareholder of the Fund if: (i) the shareholder requests the non-public portfolio holdings for the purpose of assisting the shareholder in complying with the shareholder's legal or other regulatory obligations; (ii) the disclosure of the non-public portfolio holdings is consistent with the Fund's legitimate business purpose; and (iii) the shareholder (and, if applicable, the shareholder's service provider) executes a written confidentiality agreement whereby the shareholder (and, if applicable, the shareholder's service provider) agrees not to disclose the non-public portfolio holdings information to third parties and not to purchase or sell any portfolio securities listed in the non-public portfolio holdings in reliance on the non-public portfolio holdings information.

Disclosure to a shareholder of the Fund of the non-public portfolio holdings information must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Fund or by an attorney in the UBS AM Legal and Compliance Departments.
As of the date of this SAI, the Trust, on behalf of the Fund, has no arrangements to provide portfolio holdings in advance of their release to the general public to assist shareholders in complying with the shareholder's legal or regulatory obligations.
Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment advisor, administrator or custodian for the Fund may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person, including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM Legal and Compliance Departments is authorized to give such consent except as approved by the Board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.
Disclosure of non-material information. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Asset Management Fund portfolio managers and senior officers of UBS AM Registered Fund Product Control, UBS AM Legal and Compliance Departments, and anyone employed by or associated with UBS AM who has been authorized by the UBS AM Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.
An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.
Disclosure of portfolio holdings as required by applicable law. Fund portfolio holdings and other investment positions comprising the Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).
Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, UBS AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising the Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.
Prohibitions on receipt of compensation or other consideration. Neither UBS AM, the Fund nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.
Bank line of credit
The Fund participates with other funds managed by UBS AM in a $50 million committed credit facility (the "Credit Facility") with JPMorgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement commitment fees are allocated amongst the participating funds as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.
Portfolio transactions and brokerage commissions
UBS AM is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Fund invests are traded in the OTC market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In OTC transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. UBS AM is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund. Under its advisory agreement with the Fund, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliated brokers and dealers used to execute transactions for the Fund.
The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if UBS AM determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which UBS AM exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, UBS

AM considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Fund or to UBS AM. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows UBS AM to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. UBS AM is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Fund by supplementing UBS AM's research.
UBS AM effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Fund effects its securities transactions may be used by UBS AM, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Fund. In the opinion of UBS AM, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund). UBS AM will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another account. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of UBS AM, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.
When buying or selling securities, the Fund may pay commissions to brokers who are affiliated with UBS AM or the Fund. The Fund may purchase securities in certain underwritten offerings for which an affiliate of the Fund or UBS AM may act as an underwriter. The Fund may effect futures transactions through, and pay commissions to, FCMs who are affiliated with UBS AM or the Fund in accordance with procedures adopted by the Board.
The Funds is newly established as of the date of this SAI. Accordingly, information on the Fund's brokerage commissions is not available as of the date of this SAI.

Portfolio turnover
The Fund is free to dispose of their portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's respective investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.
The Fund does not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing: (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.
The portfolio turnover rate may exceed 100%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund's shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.
The Fund is newly established. Accordingly, information on the Fund's portfolio turnover rates is not available as of the date of this SAI.
Redemption information and other services
Additional redemption information. No notice need be given to shareholders if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.
If conditions exist that make cash payments undesirable, the Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or

1% of its net asset value during any 90-day period with respect to any one shareholder. This election is irrevocable unless the SEC permits its withdrawal.
The Fund may suspend redemption privileges or postpone the date of payment during any period: (1) when the New York Stock Exchange (the "NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholders' cost, depending on the market value of the Fund's portfolio at the time.
Service organizations. The Fund may authorize service organizations, and their agents, to accept on the Fund's behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service organizations. The Fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the Fund's net asset value next computed after receipt of the order by the service organizations or their agents.
Valuation of shares
The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a fund calculates its net asset value and until which purchases, sales or exchange orders are accepted may be changed as permitted by the SEC.
The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the OTC market and listed on The NASDAQ Stock

Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the investments are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM, the investment advisor of the Fund.
If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.
Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time will not be reflected in the Fund's net asset value. However, if any of the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.
The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment.
The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.
Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.
Potential conflicts of interest
Activities of UBS AM and its affiliates (collectively, "UBS Asset Management"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS
UBS Asset Management is a large asset management firm with approximately $645 billion in assets under management worldwide as of December 31, 2016.1 UBS Asset Management offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS Asset Management has around 3,500 employees located in 22 countries. UBS Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.
UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund. This section sets forth considerations of which investors in the Fund should be aware, and that may cause conflicts of interest on the part of UBS and UBS Asset Management that could disadvantage the Fund. To address these potential conflicts, UBS and UBS

1 UBS AM manages approximately $139 billion as of December 31, 2016.

Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Fund from being disadvantaged.
Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Asset Management's and UBS' other businesses and interests.
Potential conflicts relating to portfolio decisions, and the allocation of investment opportunities UBS' other activities may have an impact on the Fund. UBS AM makes decisions for the Fund in accordance with its obligations as investment advisor to the Fund. However, UBS' other activities may, at the same time have a negative impact on the Fund. As a result of the various activities and interests of UBS, it is likely that the Fund will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Fund will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.
UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients that may involve markets and securities in which the Fund invests. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS AM, might cause UBS AM to seek to dispose of, retain or increase interests in investments held by the Fund or acquire certain positions on behalf of the Fund. UBS will be under no duty to make any such information available to the Fund or personnel of UBS AM making investment decisions on behalf of the Fund and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS AM making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.
In conformance with the Fund's investment objectives and subject to compliance with applicable law, UBS AM may purchase securities for the Fund during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS AM may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS AM will be current investors in companies engaged in an offering of securities that UBS AM may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Asset Management's affiliates acting as a selling shareholder. UBS Asset Management may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS AM may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.
UBS Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.
Potential conflicts relating to the allocation of investment opportunities among the Fund and other UBS accounts. UBS Asset Management manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Fund, UBS AM may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. The Fund and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Fund invests.
Other potential conflicts relating to the management of the Fund by UBS Asset Management Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Asset Management's policies and procedures regarding information barriers, UBS Asset Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.
In connection with its management of the Fund, UBS Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Asset Management or its affiliates (including UBS). UBS Asset Management will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither UBS Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that UBS Asset Management will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS AM, and have adverse effects on the Fund.
Potential conflicts relating to UBS' and UBS Asset Management's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. For example, the Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, the Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security that the Fund holds. Conflicts may also arise because portfolio decisions regarding the Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.
The directors, officers and employees of UBS and UBS Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal or proprietary trading described above, the Fund, UBS and UBS Asset Management, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.
UBS Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which its related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Asset Management will execute through an ECN in which a related person has an interest only in situations where it reasonably believes such transactions will be in the best interests of its clients and the requirements of applicable law have been satisfied.
In accordance with Section 11(a) of the 1934 Act and the rules thereunder, UBS Asset Management's affiliates may effect transactions for Fund or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.
Potential conflicts relating to side-by-side management. UBS AM manages both accounts that are charged a performance-based fee and accounts that are charged a flat fee or an asset-based fee. Conflicts of interests may arise when managing these accounts side-by-side, as there may be an incentive to favor accounts for which UBS AM receives a performance-based fee. UBS AM seeks to mitigate these potential conflicts by implementing a number of compliance policies and business processes. Specifically, prior to implementing performance-based fee arrangements, these arrangements are reviewed by UBS AM to assess whether the proposed fee arrangement would unfairly disadvantage any of UBS AM's clients. In addition, many of UBS AM's strategies are managed on a model basis, meaning the portfolio managers manage a model for the strategy and translation of the models into individual client portfolios is handled by multiple other functions within UBS AM. This division of labor imparts checks and balances into the portfolio management process that minimizes the potential for one account to be favored over another. UBS AM's performance measurement team and compliance personnel monitor for dispersion of investment performance among similarly managed accounts to confirm that no accounts are being favored. UBS AM has established a trade allocation policy designed to ensure fair and equitable allocation of investments among client accounts. Additionally, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interests.
Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund, UBS and UBS Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Fund, UBS and UBS Asset Management. To reduce the appearance of impropriety and the possibility that the Fund may be materially adversely affected by such gifts and entertainment, UBS and UBS Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Fund.
UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Selection of brokers and dealers and commission rates
UBS Asset Management and our advisory affiliates utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS AM and its advisory affiliates, UBS AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS AM's clients may benefit advisory affiliates and their clients. UBS AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.
While it selects brokers primarily on the basis of the execution capabilities, UBS Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when it has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Its arrangements for the receipt of research services from brokers may create conflicts of interest, in that it has an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.
UBS Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because it believes that the research received is, in the aggregate, of assistance in fulfilling its overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Asset Management may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the US or foreign economies, security prices, or management of the portfolio.
The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges that are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.
Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Asset Management. This allocation is determined by its Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to its own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment process. As a practical matter, it would not be possible UBS Asset Management to generate all of the information presently provided by brokers and dealers.
UBS Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for its clients. The research received will be of the type described above, excluding third-party research services.
Potential regulatory restrictions on investment advisor activity
From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Fund wishes to purchase or sell. The larger UBS Asset Management's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.
The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Fund or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Asset Management on behalf of the Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Asset Management on behalf of the Fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Asset Management, in its sole discretion, deems it appropriate.

UBS Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions for the Fund and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the Fund.
The results of the Fund's investment activities may differ significantly from the results achieved by UBS Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Asset Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which UBS Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.
The investment activities of UBS Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to UBS Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the Fund. Additionally, certain funds or accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.
In addition, certain officers and certain employees of UBS Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.
UBS Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of UBS Asset Management and/or UBS. UBS and its affiliates may also create, write or issue derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Fund invests or may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Asset Management or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund.
To the extent affiliated transactions are permitted, the Fund will deal with UBS Asset Management, UBS and its affiliates on an arms-length basis. UBS Asset Management or UBS may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of UBS Asset Management and its affiliates.
It is also possible that, from time to time, UBS Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by UBS Asset Management or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Asset Management will consider the effect of redemptions on the Fund and other shareholders in deciding whether and when to redeem its shares.
It is possible that the Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. The Fund also may invest in securities of companies to which UBS Asset Management or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other UBS Asset Management or UBS clients. In making investment decisions for the Fund, UBS Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Asset Management in the course of these activities. In addition, from time to time, UBS' activities may limit the Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.
Present and future activities of UBS Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.
UBS AM may buy for the Fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Fund. For example, the Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges that may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS AM) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.
While UBS AM will make proxy voting decisions as it believes appropriate and in accordance with UBS Asset Management's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS AM with respect to the Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Asset Management's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS AM is required to file a Form ADV with the SEC. Form ADV Part 2A contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS AM. A copy of Part 1A and Part 2A of UBS AM's Form ADV is available on the SEC's website (www.adviserinfo.sec.gov).
Taxes
The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This "Taxes" section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
Unless otherwise indicated, the discussion below with respect to the Fund includes, in the case of the Fund invested in an Underlying Fund classified as a partnership, its pro rata share of the Underlying Fund's income and assets, and, in the case of the Fund invested in an Underlying Fund classified as a corporation and treated as a regulated investment company, its pro rata share of the dividends and distributions paid by the Underlying Fund.
Taxation of the Fund. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
Qualification as a regulated investment company—In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
(i)
Distribution Requirement—The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

(ii)
Income Requirement—The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

(iii)
Asset Diversification Test—The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See, "Tax treatment of portfolio transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance.
The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, "Taxation of Fund distributions—Distributions of capital gains" below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased US withholding taxes. See, "Non-US investors—Capital gain dividends" and "—Short-term capital gain dividends and interest-related dividends" below.
Capital loss carryovers—The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010.
Undistributed capital gains—The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Fund-of-funds corporate structures—In the case of the Fund that invests in Underlying Funds classified as corporations, distributions by the Underlying Funds, redemptions of shares in the Underlying Funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, "Taxation of fund distributions—Pass-through of foreign tax credits" below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on US government obligations is unlikely to be exempt from state and local income tax (see, "US government securities" below). However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund (see, "Taxation of fund distributions—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations" below). A qualified fund of funds, i.e. the Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.
Excise tax distribution requirements—To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign income tax—Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.
Taxation of fund distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. The Fund dividend and capital gain distribution will be paid only in cash. The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of net investment income—The Fund receives ordinary income generally in the form of dividends and/or interest on their investments in portfolio securities. In the case of the Fund that invests in an Underlying Fund classified as a partnership, the Fund's income will also consist of its share of dividends and interest earned by the Underlying Fund. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of the Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, "Qualified dividend income for individuals" and "Dividends-received deduction for corporations."
Distributions of capital gains—The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. The Fund investing in an Underlying Fund classified as a corporation may also derive capital gains through its redemption of shares of such Underlying Funds. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Returns of capital—Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, "Tax treatment of portfolio transactions—Investments in US REITs" below).
Qualified dividend income for individuals—Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders (i.e., certain trusts and estates) at the rates applicable to long-term capital gain. "Qualified dividend income" means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Dividends-received deduction for corporations—For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Pass-through of foreign tax credits—If at the end of the fiscal year, more than 50% in value of the total assets of the Fund (including the Fund's pro rata share of the total assets of an Underlying Fund classified as a partnership), or if the Fund is a qualified fund of funds as described above under the heading "Taxation of the Fund—Fund-of-Fund corporate structures"), an Underlying Fund, are invested in securities of foreign corporations, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund (or Underlying Fund). If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund (or Underlying Fund). Additionally, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, "Tax treatment of portfolio transactions—Securities lending" below.
US government securities—To the extent the Fund (or an Underlying Fund classified as a partnership) invests in certain US government obligations, dividends paid by the Fund to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Fund or the Underlying Fund. To the extent an Underlying Fund organized as a corporation invests in US government obligations, dividends derived from interest on these obligations and paid to the corresponding Fund and, in turn, to you are unlikely to be exempt from state and local income tax. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.
Dividends declared in December and paid in January—Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare tax—A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. "Net investment income," for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. The tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income or adjusted gross income, as applicable, exceeds a certain threshold. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Sales, exchanges and redemptions of Fund shares. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different fund, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
Tax basis information—Unless you are investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as "covered shares") and which are disposed of after that date. Cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.
The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.
In addition to the Fund's default method of average cost, other cost basis methods offered by the Fund, which you may elect to apply to covered shares, include:

•	First-In, First-Out (FIFO)—shares acquired first in the account are the first shares depleted.
•	Last-In, First-Out (LIFO)—shares acquired last in the account are the first shares depleted.
•	Highest Cost In, First Out (HIFO)—shares acquired with the highest cost per share are the first shares depleted.
•	Lowest Cost In, First Out (LOFO)—shares acquired with the lowest cost per share are the first shares depleted.
•	Highest Cost Long-Term In, First Out (HILT)—long-term shares with the highest cost per share are the first shares depleted.
•	Highest Cost Short-Term In, First Out (HIST)—short-term shares with the highest cost per share are the first shares depleted.
•	Lowest Cost Long-Term In, First out (LILT)—long-term shares with the lowest cost per share are the first shares depleted.
•	Lowest Cost Short-Term In, First out (LIST)—short-term shares with the lowest cost per share are the first shares depleted.
•
Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund ("noncovered shares"). You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Fund in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.
With the exception of the specific lot identification method, the Fund first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.
The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund are not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.
If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.
Reportable transactions—Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax treatment of portfolio transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In general—In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Fund's investment in such securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.
Investments in debt obligations that are at risk of or in default present tax issues for the Fund—Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, the Fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

The Fund's investments in derivatives and foreign currency-denominated instruments, and the Fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign currency transactions—The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.
PFIC investments—The Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If the Fund (or an Underlying Fund organized as a corporation) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund (or Underlying Fund) may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains.
Investments in US REITs—A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, "Tax treatment of portfolio transactions—Investment in taxable mortgage pools (excess inclusion income)" and "Non-US investors—Investment in US real property" below with respect to certain other tax aspects of investing in US REITs.
Investment in non-US REITs—While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-US REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. The Fund's pro rata share of any such taxes will reduce the Fund's return on its investment. The Fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in "PFIC investments." Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in "Taxation of the Fund—Foreign income tax." Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in US real estate.
Investment in taxable mortgage pools (excess inclusion income)—Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund's income from a US REIT that is attributable to the REIT's residual interest in REMIC or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to the Fund that has a non-REIT strategy.
Investments in partnerships and QPTPs—For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, "Taxation of the Fund." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.
Securities lending—While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of the Fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Investments in convertible securities—Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Investments in securities of uncertain tax character—The Fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
Backup withholding
By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:
•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a US person (including a US resident alien).
The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US investors" heading below.
Non-US investors. Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.
In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.
Capital gain dividends—In general, a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of US real property interests (see the discussion below) is not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.
Interest-related capital gain dividends and short-term dividends—Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources and short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains are not subject to US withholding tax. However, the Fund does not intend to report interest-related dividends or short-term capital gain dividends for the benefit of non-US investors. As a result, non-US investors may be subject to more US withholding tax than would otherwise be the case.
Exempt interest dividends—In general, exempt-interest dividends reported by the Fund to shareholders as paid from net tax-exempt income are not subject to US withholding tax.
Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits—Ordinary dividends paid by the Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
Income effectively connected with a US trade or business—If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.
Investment in US real property—The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-US persons subject to US tax on disposition of a US real property interest ("USRPI") as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including US REITs, which may trigger FIRPTA gain to the Fund's non-US shareholders.
The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC's assets consist of interests in US REITs and other US real property holding corporations ("USRPHC"). If a RIC is a qualified investment entity and the non-US shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to US withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident US income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.
Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.
US estate tax—Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount.
US tax certification rules—Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.
Foreign Account Tax Compliance Act ("FATCA")—Under FATCA, the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions ("FFI") or non-financial foreign entities ("NFFE"): (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements ("IGA") with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.
An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a "participating FFI," which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Code ("FFI agreement") under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI's country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.
An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.
Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA.

An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.
Effect of future legislation; local tax considerations. The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes; including provisions of current law that sunset and thereafter no longer apply or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
This discussion of "Taxes" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.
Other information
Voting rights. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the Trustees of the Trust. The shares of the Fund will be voted together. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.
The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

Legal counsel. Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103-7098, is legal counsel to the Trust and the Independent Trustees. Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as special tax counsel to the Trust.
Independent registered public accounting firm. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the independent registered public accounting firm for the Trust.
Financial statements
The Fund has not yet commenced operations as of the date of this SAI and does not have financial statements to present at this time.

Appendix A
Corporate debt ratings
Moody's Investors Service, Inc. ("Moody's") Global Long-Term Ratings:
Moody's long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B. Obligations rated B are considered speculative and are subject to high credit risk.
Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
•
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Standard & Poor's Financial Services LLC ("S&P") Long-Term Issue Credit Ratings:
Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation, and the promise we impute;
•
Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
NR. This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's Global Short-Term Ratings:
Moody's short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Moody's US Municipal Short-Term Debt and Demand Obligation Ratings:
SHORT-TERM OBLIGATION RATINGS
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS:
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.
VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P's Short-Term Issue Credit Ratings:
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings.
A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
Fitch Ratings, Inc. ("Fitch Ratings") Long-Term Issuer Credit Ratings:
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings ("IDRs"). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA. Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA. Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A. High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB. Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB. Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B. Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC. Substantial credit risk. Default is a real possibility.
CC. Very high levels of credit risk. Default of some kind appears probable.
C. Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c. Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD. Restricted default. RD ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a distressed debt exchange on one or more material financial obligations.
D. Default. D ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
Note. The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term IDR category or to Long-Term IDR categories below B.
Fitch Ratings Short-Term Issuer Credit Ratings:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention.

Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Fund and its principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Fund in any jurisdiction where the Fund or its principal underwriter may not lawfully sell those shares.

©UBS 2017. All rights reserved.
UBS Asset Management (Americas) Inc.
Item No. S1680

SMA RELATIONSHIP TRUST
PART C
OTHER INFORMATION
ITEM 28. EXHIBITS
(a) Articles of Incorporation.
(1)
Registrant's Agreement and Declaration of Trust, effective December 3, 2002, is incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-1A as filed with the U.S. Securities and Exchange Commission ("SEC") via EDGAR on April 1, 2003.

(2)
Registrant's Certificate of Trust, as filed with the State of Delaware on December 3, 2002, is incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 1, 2003.

(b)	By-Laws.
(1)
Registrant's By-laws, as approved by the Board of Trustees on December 3, 2002, are incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 1, 2003.

(a)
Certificate of Vice President and Assistant Secretary amending the By-Laws dated April 23, 2008, is incorporated by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2008.

(c) Instruments Defining Rights of Security Holders.
See Article III, "Shares," and Article V, "Shareholders' Voting Powers and Meetings," of the Registrant's Agreement and Declaration of Trust, as incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 1, 2003.
See also, Article II, "Meetings of Shareholders," and Article VII, "General Matters," of the Registrant's By-laws, as incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 1, 2003.

(d)	Investment Advisory Contracts.
(1)
Investment Advisory Agreement between the Registrant and UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.), on behalf of Series M, dated October 8, 2003, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(a)
Amendment Number One to Investment Advisory Agreement between the Registrant and UBS Asset Management (Americas) Inc., on behalf of Series M, dated December 30, 2015, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2016.

(2)
Investment Advisory Agreement between the Registrant and UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.), on behalf of Series T, dated October 8, 2003, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(a)
Amendment Number One to Investment Advisory Agreement between the Registrant and UBS Asset Management (Americas) Inc., on behalf of Series T, dated December 30, 2015, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2016.

(3)
Form of Transfer of Investment Advisory Agreement between the Registrant and UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.), and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), on behalf of Series M and Series T is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 28, 2006.

(4)
Investment Advisory Agreement between the Registrant and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), on behalf of Series G, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2011.

(a)
Amendment Number One to Investment Advisory Agreement between the Registrant and UBS Asset Management (Americas) Inc., on behalf of Series G, dated December 30, 2015, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2016.

(5)
Investment Advisory Agreement between the Registrant and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), on behalf of Series S, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2013.

(a)
Amendment Number One to Investment Advisory Agreement between the Registrant and UBS Asset Management (Americas) Inc., on behalf of Series S, dated December 30, 2015, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2016.

(6)
Form of Sub-Advisory Agreement between UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), on behalf of Series S, and Manulife Asset Management (US) LLC is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2014.

(a)
Amendment Number One to Sub-Advisory Agreement between UBS Asset Management (Americas) Inc., on behalf of Series S, and Manulife Asset Management (US) LLC, dated December 30, 2015, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2016.

(7)	Form of Investment Advisory Agreement between the Registrant and UBS Asset Management (Americas) Inc., on behalf of Series E, is filed herewith as Exhibit EX-28.d.7.
(8)	Form of Expense Limitation Agreement between the Registrant and UBS Asset Management (Americas) Inc., on behalf of Series E, is filed herewith as Exhibit EX-28.d.8.
(e)	Underwriting Contracts.
(1)	Principal Underwriting Contract between the Registrant and UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.), dated October 8, 2003, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.
(a)
Amendment Number One to Underwriting Contract between the Registrant and UBS Asset Management (US) Inc., dated December 30, 2015, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2016.

(f)	Bonus or Profit Sharing Contracts.
Not Applicable.
(g)	Custodian Agreements.
(1)
Global Custody Agreement between the Registrant and JPMorgan Chase Bank, National Association is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2013.

(2)
Addendum to the Global Custody Agreement between the Registrant and JPMorgan Chase Bank is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2015.

(h)	Other Material Contracts.
(1)
Form of Administration Contract between the Registrant and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 28, 2006.

(b)
Exhibit A to the Administration Contract between the Registrant and UBS Asset Management (Americas) Inc. is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 14, 2011.

(c)
Amendment Number One to Administration Contract between the Registrant and UBS Asset Management (Americas) Inc. is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2016.

(2)	(a)	Form of Transfer Agency and Related Services Agreement among the Registrant, UBS Asset Management (US) Inc.

(formerly, UBS Global Asset Management (US) Inc.) and PFPC Inc. (currently known as BNY Mellon Investment Servicing (US) Inc.) ("BNY Mellon") is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.
(i)
Form of Amendment to Transfer Agency and Related Services Agreement among the Registrant, UBS Asset Management (Americas) Inc. and BNY Mellon is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 28, 2006.

(ii)
Transfer Agency and Related Services Agreement Amendment among the Registrant, UBS Asset Management (Americas) Inc. and BNY Mellon dated December 31, 2009 is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2012.

(iii)
Amendment to Exhibit A of the Transfer Agency and Related Services Agreement among the Registrant, UBS Asset Management (US) Inc. and BNY Mellon dated April 30, 2011 is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2011.

(b)
Form of Transfer Agency – Related Services Delegation Agreement between UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) and BNY Mellon is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(3)
Expense Agreement between the Registrant and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2011.

(4)	Fund Services Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to the

Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2013.

(i)	Legal Opinion.
(1)	Legal Opinion of Stradley, Ronon, Stevens & Young, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2011.
(j)	Other Opinions.
(1)
Consent of Ernst & Young LLP, Independent Auditors for the Registrant, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on May 1, 2017.

(2)
Consent of Ropes & Gray LLP, special tax counsel to the Registrant, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(3)	(a)	Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Frank K. Reilly, Walter E. Auch, Edward M. Roob, Adela Cepeda, J. Mikesell Thomas and W. Douglas Beck are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 28, 2006.
(b)
Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Thomas Disbrow and Kai Sotorp are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 27, 2006.

(c)
Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to John J. Murphy and Abbie J. Smith are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2009.

(d)
Power of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Mark E. Carver is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 14, 2011.

(4)
Certificate of the Assistant Secretary of the Registrant, regarding authorization of the Principle Executive Officer to sign Registration Statements and approval of related power of attorney, dated April 30, 2013, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2013.

(k)	Omitted Financial Statements.
Not Applicable.
(l)	Initial Capital Agreements.
(1)
Letter of Understanding Relating to Initial Capital, dated August 29, 2003, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(m)	Rule 12b-1 Plan.
Not Applicable.
(n)	Rule 18f-3 Plan.
Not Applicable.
(p)	Codes of Ethics.
(1)	Joint Code of Ethics of the Registrant, the investment adviser and the principal underwriter is incorporated herein by reference to the

Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on May 1, 2017.

(2)
Global Code of Ethics of Manulife Asset Management dated September 1, 2013, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2014.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT
None.
ITEM 30.	INDEMNIFICATION
Under the terms of the Delaware Statutory Trust Act ("DSTA") and the Registrant's Agreement and Declaration of Trust ("Declaration of Trust"), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.
Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever.  DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.
Indemnification of the Trustees and officers of the Registrant is provided for in Article VII of the Registrant's Declaration of Trust dated December 3, 2002, as follows:
 Article VII
                Limitation of Liability and Indemnification of Agent
Section 1. Limitation of Liability
(a) For the purpose of this Article, "Agent" means any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; "Proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "Expenses" include, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under this Article.

(b) An Agent shall be liable to the Trust and to any Shareholder solely for such Agent's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to herein as "Disqualifying Conduct"), and for nothing else (including errors of judgment or mistakes of fact or law).
(c) Subject to subsection (b) of this Section 1 and to the fullest extent that limitations on the liability of Agents are permitted by the DSTA, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust.
(d) No Agent, when acting in its respective capacity as such, shall be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in subsections (b) and (c) of this Section 1, for any act, omission or obligation of the Trust or any Trustee thereof.  Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustee(s) shall not be personally liable thereon.
(e) The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, the By-Laws, applicable law and their respective duties as officers or Trustees.  No such officer or Trustee shall be liable for any act or omission in accordance with such advice and no inference concerning liability shall arise from a failure to follow such advice.  The officers and Trustees shall not be required to give any bond hereunder, nor any surety if a bond is required by applicable law.
(f) The limitation on liability contained in this Article applies to events occurring at the time a Person serves as an Agent, whether or not such Person is an Agent at the time of any Proceeding in which liability is asserted.
(g) No amendment or repeal of this Article shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.
Section 2. Indemnification
 (i)(a) Indemnification by Trust.  The Trust shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such Person is or was an Agent of the Trust, against Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith, or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful.  The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person's conduct was unlawful.
 (ii)(b)   Exclusion of Indemnification.  Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of the Agent's Disqualifying Conduct.  In respect of any claim, issue or matter as to which that Person shall have been adjudged to be liable in the performance of that Person's duty to the Trust or the Shareholders, indemnification shall be made only to the extent that the court in which that action was brought shall determine, upon application or otherwise, that in view of all the circumstances of the case, that Person was not liable by reason of that Person's Disqualifying Conduct.
 (iii)(c) Required Approval.  Any indemnification under this Article shall be made by the Trust if authorized in the specific case on a determination that indemnification of the Agent is proper in the circumstances by a majority vote of Trustees, even though such number of Trustees shall be less than a quorum, who are not parties to the Proceeding and have no economic or other interest in connection with such specific case; a committee of such Trustees designated by majority vote of such Trustees even though such number of Trustees shall be less than a quorum; or by independent legal counsel in a written opinion.
(iv)(d) Advancement of Expenses.  Expenses incurred by an Agent in defending any Proceeding may be advanced by the Trust before the final disposition of the Proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance if it shall be determined ultimately that the Agent is not entitled to be indemnified as authorized in this Article.
 (v)(e) Other Contractual Rights.  Nothing contained in this Article shall affect any right to indemnification to which Persons other than Trustees and officers of the Trust or any subsidiary thereof may be entitled by contract or otherwise.
 (vi)(f) Fiduciaries of Employee Benefit Plan.  This Article does not apply to any Proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that Person's capacity as such, even though that Person may also be an Agent of the Trust as defined in Section 1 of this Article.  Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law other than this Article.
Section 3. Insurance
To the fullest extent permitted by applicable law, the Board of Trustees shall have the authority to purchase, with Trust Property, insurance for liability and for all Expenses reasonably incurred or paid or expected to be paid by an Agent in connection with any Proceeding in which such Agent becomes involved by virtue of such Agent's actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Agent against such liability.

Section 4. Derivative Actions
 Subject to the requirements set forth in Section 3816 of the DSTA, a Shareholder or Shareholders may bring a derivative action on behalf of the Trust only if the Shareholder(s) first make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused.  A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue.  A Trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees or on the boards of one or more investment companies with the same or an affiliated investment adviser or principal underwriter.
Indemnification with regard to the investment adviser, the principal underwriter and the administrator of the Registrant against certain stated liabilities, and additional indemnification of the Trustees and officers of the Registrant are provided for in the following documents:
(a) Investment Advisory Agreements between the Registrant, on behalf of each Series, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) ("UBS AM (Americas)"), as provided for in Section 6 of each Agreement, as follows:
6. Liability of Advisor.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Advisor of its obligations and duties hereunder, the Advisor shall not be subject to any liability whatsoever to the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.
(b) Sub-Advisory Agreement between UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), on behalf of Series S, and Manulife Asset Management (US) LLC, as provided for in Section 6, as follows:
6. Limitation of Liability.

(a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS AM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b) In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Portfolio. In particular, in the event the Sub-Adviser shall manage only a Segment of the Portfolio, the Sub-Adviser shall have no responsibility for the Portfolio's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolio's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code, unless such violation was due to the Sub-Advisers failure to comply with written guidelines adopted by the Board or UBS AM and provided to the Sub-Adviser.  Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

(c) Principal Underwriting Contract between the Registrant and UBS AM (US), as provided for in Sections 8 and 14, as follows:
8. Indemnification.
(a) The Trust agrees to indemnify, defend and hold UBS AM (US), its officers and directors, and any person who controls UBS AM (US) within the meaning of Section 15 of the [Securities Act of 1933, as amended ("1933 Act")], free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which UBS AM (US), its officers, directors or any such controlling person may incur under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated in the Registration Statement or necessary to make the statements therein not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by UBS AM (US) to the Trust for use in the Registration Statement; provided, however, that this indemnity agreement shall not inure to the benefit of any person who is also an officer or Board member of the Trust or who controls the Trust within the meaning of Section 15 of the 1933 Act, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act; and further provided, that in no event shall anything contained herein be so construed as to protect UBS AM (US) against any liability to the Trust or to the shareholders of any Fund to which UBS AM (US) would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Contract.  The Trust shall not be liable to UBS AM (US) under this indemnity agreement with respect to any claim made against UBS AM (US) or any person indemnified unless UBS AM (US) or other such person shall have notified the Trust in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon UBS AM (US) or such other person (or after UBS AM (US) or the person shall have received notice of service on any designated agent).  However, failure to notify the Trust of any claim shall not relieve the Trust from any liability which it may have to UBS AM (US) or any person against whom such action is brought otherwise than on account of this indemnity agreement.  The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity agreement.  If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to indemnified defendants in the suit whose approval shall not be unreasonably withheld.  In the event that the Trust elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them.  If the Trust does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants.  The Trust agrees to notify UBS AM (US) promptly of the commencement of any litigation or proceedings against it or any of its officers or Board members in connection with the issuance or sale of any of its Shares.
(b) UBS AM (US) agrees to indemnify, defend, and hold the Trust, its officers and Board members and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Trust, its Board members or officers, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in information furnished by UBS AM (US) to the Trust for use in the Registration Statement, arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement necessary to make such information not misleading, or arising out of any agreement between UBS AM (US) and any retail dealer, or arising out of any supplemental sales literature or advertising used by UBS AM (US) in connection with its duties under this Contract.  UBS AM (US) shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if UBS AM (US) elects to assume the defense, the defense shall be conducted by counsel chosen by UBS AM (US) and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld.  In the event that UBS AM (US) elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them.  If UBS AM (US) does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.
14. Limitation of Liability of the Board Members and Shareholders of the Trust.  The Board members and the shareholders of the Trust shall not be liable for any obligations of the Trust or any Fund under this Contract, and UBS AM (US) agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust or the particular Fund in settlement of such rights or claims, and not to such Board members or shareholders.
(d) Administration Contract between the Registrant and UBS AM (Americas), as provided for in Sections 7 and 8, as follows:
7. Limitation of Liability of UBS AM (Americas).  UBS AM (Americas) shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.  Any person, even though also an officer, director, employee, or agent of UBS AM (Americas), who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such services to or acting solely for the Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of UBS AM (Americas) even though paid by it.
8. Limitation of Liability of the Trustees and Shareholders of the Trust.  No Trustee, shareholder, officer, employee or agent of any Fund shall be liable for any obligations of any Fund or the Trust under this Contract, and UBS AM (Americas) agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to any Trustee, shareholder, officer, employee or agent.  Moreover, this Contract shall be deemed to create a separate agreement with the Trust acting on behalf of its respective series listed on Exhibit A hereto, as though the Trust had separately executed an identical agreement for all of its respective series.  For each reference in this Agreement to Trust shall be deemed a reference solely to the particular series to which the provision relates.  In no circumstances shall the rights, obligations or remedies with respect to a particular series constitute a right, obligation or remedy applicable to any other series.
(e) Global Custody Agreement between the Registrant and JP Morgan Chase Bank, National Association, as provided for in Sections 3.1, 6.1 and 7.1, as follows:
3.1 Acting on Instructions; Method of Instruction and Unclear Instructions
(a) The Customer authorizes J.P. Morgan to accept, rely upon and/or act upon any Instructions received by it without inquiry.  The Customer will indemnify the J.P. Morgan Indemnitees against, and hold each of them harmless from, any Liabilities that may be imposed on, incurred by, or asserted against the J.P. Morgan Indemnitees as a result of any action or omission taken in accordance with any Instruction.  The Customer acknowledges  and agrees that J.P. Morgan acting on Instructions as aforesaid will not constitute fraud, negligence, willful default on the part of J.P. Morgan.

(c) J.P. Morgan shall promptly notify an Authorized Person if J.P. Morgan determines that an Instruction does not contain all information reasonably necessary for J.P. Morgan to carry out the Instruction. J.P. Morgan may decline to act upon an Instruction if it does not receive clarification or confirmation satisfactory to it.  J.P. Morgan will not be liable for any loss arising from any reasonable delay in carrying out any such Instruction while it seeks information, clarification or confirmation or in declining to act upon any Instruction for which it does not receive clarification satisfactory to it.
6.1	Representations of the Customer and J.P. Morgan
(a) The Customer represents, warrants and covenants that (i) it has full authority and power, and has obtained all necessary authorizations and consents, to deposit and control the Financial Assets and cash in the Accounts, to use J.P. Morgan as its custodian in accordance with the terms of this Agreement, to borrow money (either short term or intraday borrowings in order to settle transactions prior to receipt of covering funds), grant a lien over Financial Assets as contemplated by Section 4.3, and enter into foreign exchange transactions; (ii) assuming execution and delivery of this Agreement by J.P. Morgan, this Agreement is the Customer's legal, valid and binding obligation, enforceable against the Customer in accordance with its terms and it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement; (iii) it has not relied on any oral or written representation made by J.P. Morgan or any person on its behalf other than as set forth in this Agreement, and acknowledges that this Agreement sets out to the fullest extent the duties of J.P. Morgan under this Agreement; (iv) it is a resident of the United States and shall notify J.P. Morgan of any changes in residency and (v) the Financial Assets and cash deposited in the Accounts are not subject to any encumbrance or security interest whatsoever and the Customer undertakes that, so long as Liabilities are outstanding, it will not create or permit to subsist any encumbrance or security interest over such Financial Assets or cash.
J.P. Morgan may rely upon the certification of such other facts as may be required to administer J.P. Morgan's obligations under this Agreement and the Customer shall indemnify J.P. Morgan against all losses, liability, claims or demands arising directly or indirectly from any such certifications.
7.1	Standard of Care; Liability
(a) J.P. Morgan shall use reasonable care with respect to its obligations under this Agreement and the safekeeping of Financial Assets and cash.
(b) In no event shall J.P. Morgan be liable for any indirect, incidental, consequential or special damages (including, without limitation, lost profits or business) of any form incurred by any person or entity, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, resulting from J.P. Morgan's performance under this Agreement, or J.P. Morgan's role as a service provider to the Customer.

(c)  J.P. Morgan shall indemnify and hold the Customer and the Funds, their Affiliates, and their respective directors, officers and employees (collectively, "Customer Indemnitees") harmless from and against any and all Liabilities that may be imposed on, incurred by or asserted against any of the Customer Indemnitees in connection with or arising out of J.P. Morgan's refusal or failure to comply with the material terms of this Agreement; J.P. Morgan's breach of any material representation made by it herein; J.P. Morgan's lack of good faith or acts involving negligence, fraud, willful misconduct or reckless disregard of its duties under this Agreement; J.P. Morgan's violation of Applicable Law; or J.P. Morgan's breach of the standard of care in this Agreement.
(d) The Customer shall indemnify and hold the J.P. Morgan Indemnitees harmless from and against any and all Liabilities that may be imposed on, incurred by or asserted against any of the J.P. Morgan Indemnitees in connection with or arising out of (i) J.P. Morgan's performance under this Agreement, provided the J.P. Morgan Indemnitees have not acted with negligence or engaged in fraud or willful misconduct in connection with the Liabilities in question or violated Applicable Law or (ii) any J.P. Morgan Indemnitee's status as a holder of record of the Customer's Financial Assets.  Nevertheless, subject to 7.1(b),  the Customer will not be obligated to indemnify any J.P. Morgan Indemnitee under the preceding sentence with respect to any Liability for which J.P. Morgan is liable under Sections 5.2(a) or 7.1(c) of this Agreement.
(e) Without limiting Sections 7.1(a), 7.1(b) or 7.1(c), the Customer agrees that J.P. Morgan provides no service in relation to, and therefore has no duty or responsibility to: (i) question Instructions or make any suggestions to the Customer or an Authorized Person regarding such Instructions; (ii) supervise or make recommendations with respect to investments or the retention of Financial Assets; and (iii) advise the Customer or an Authorized Person regarding any default in the payment of principal or income of any Security other than as provided in Section 2.7(b) of this Agreement.
(f) In connection with any indemnification required under this Agreement, the party seeking indemnification ("Indemnified Party") shall give written notice within a reasonable period of time to the other party ("Indemnifying Party") of a written assertion or claim of any threatened or pending legal proceeding which may be subject to this indemnification.  The failure to do so notify the Indemnifying Party of such written assertion or claim shall not, however, operate in any manner whatsoever to relieve the Indemnifying Party of any liability arising under this Agreement, except to the extent failure to give notice prejudices the Indemnifying Party.
(g) For any legal proceeding giving rise to indemnification under this Agreement, the Indemnifying Party shall be entitled to defend or prosecute any claim in the name of the Indemnified Party at its own expense and through counsel of its own choosing if it gives written notice to the Indemnified Party within fifteen (15) business days of receiving notice of such claim.  Notwithstanding the foregoing, the Indemnified Party may participate in the litigation at its own expense through counsel of its own choosing.  If the Indemnifying Party chooses to defend or prosecute such claim, then the parties shall cooperate in the defense or prosecution thereof and shall furnish such records and other information as are reasonably necessary.

(h) No shareholder of the Customer (or any Fund thereof), or any trustee, officer, employee or agent of the Customer (or any Fund thereof), shall be subject to claims against or obligations of the Customer (or any Fund thereof) to any extent whatsoever.  J.P. Morgan agrees that the obligations assumed by the Customer (or any Fund thereof) under this Agreement shall be limited in all cases to the Customer (and specifically to the relevant Fund and its assets), and J.P. Morgan shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Customer (or the relevant Fund) or from any other Fund of the Customer, or from any trustee, officer, employee or agent of the Customer (or any Fund thereof).
(i) The provisions of this Section 7.1 shall survive the termination of this Agreement.

(f) Fund Services Agreement between the Registrant and JP Morgan Chase Bank, N.A., as provided for in Sections 3.1, 6.1 and 6.4, as follows:
3.1. Acting on Instructions; Method of Instruction; and Unclear Instructions.
(a) The Customer authorizes J.P. Morgan to accept, rely upon and/or act upon any Instructions received by it without inquiry.  The Customer will indemnify the J.P. Morgan Indemnitees against, and hold each of them harmless from, any Liabilities that may be imposed on, incurred by, or asserted against the J.P. Morgan Indemnitees as a result of any action or omission taken in accordance with any Instruction unless the Liabilities result from an act of negligence, fraud, willful misconduct or reckless disregard on the part of the J.P. Morgan Indemnitees in the performance of its duties under this Agreement, including, without limitation, with respect to the manner in which such Instructions are followed.
(b) J.P. Morgan shall promptly notify an Authorized Person or Shareholder, as applicable, if J.P. Morgan determines that an Instruction does not contain all information reasonably necessary for J.P. Morgan to carry out the Instruction.  J.P. Morgan may decline to act upon an Instruction if it does not receive clarification or confirmation satisfactory to it.  J.P. Morgan will not be liable for any loss arising from any reasonable delay in carrying out any such Instruction while it seeks such missing information, clarification or confirmation or in declining to act upon any Instruction for which it does not receive clarification satisfactory to it.
6.1. Standard of Care; Liability.
(a) J.P. Morgan shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by J.P. Morgan, the Customer, the Fund or the Shareholders in connection with the matter to which this Agreement relates, except for a loss or expense to the extent caused by or resulting from willful misfeasance, bad faith or negligence on J.P. Morgan's part in the performance of its duties or from reckless disregard by J.P. Morgan of its obligations and duties under this Agreement.  In the performance of its services, however, J.P. Morgan shall be obligated to exercise the due care and diligence of an open-end fund administrative, accounting and transfer agent.  In no event shall J.P. Morgan be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if the Bank has been advised of the likelihood of such loss or damage and regardless of the form of action.
(b) J.P. Morgan shall indemnify and hold the Customer and the Funds, their Affiliates, and their respective directors, officers and employees (collectively, "Customer Indemnitees") harmless from and against any and all Liabilities that may be imposed on, incurred by or asserted against any of the Customer Indemnitees in connection with or arising out of J.P. Morgan's refusal or failure to comply with the material terms of this Agreement; J.P. Morgan's breach of any material representation made by it herein; J.P. Morgan's lack of good faith or acts involving negligence, fraud, willful misconduct or reckless disregard of its duties under this Agreement; J.P. Morgan's violation of Applicable Law; or J.P. Morgan's breach of the standard of care in this Agreement.
(c) The Customer shall indemnify and hold the J.P. Morgan Indemnitees harmless from and against any and all Liabilities that may be imposed on, incurred by or asserted against any of the J.P. Morgan Indemnitees in connection with or arising out of J.P. Morgan's performance under this Agreement, provided the J.P. Morgan Indemnitees have not acted with negligence or reckless disregard or engaged in fraud or willful misconduct in connection with the Liabilities in question or violated Applicable Law or breached the standard of care of this Agreement.  Nevertheless, subject to 6.1(a), the Customer will not be obligated to indemnify any J.P. Morgan Indemnitee under the preceding sentence with respect to any Liability for which J.P. Morgan is liable under Section 6.1(b) of this Agreement.
(d) In connection with any indemnification required under this Agreement, the party seeking indemnification ("Indemnified Party") shall give written notice within a reasonable period of time to the other party ("Indemnifying Party") of a written assertion or claim of any threatened or pending legal proceeding which may be subject to this indemnification.  The failure to do so notify the Indemnifying Party of such written assertion or claim shall not, however, operate in any manner whatsoever to relieve the Indemnifying Party of any liability arising under this Agreement, except to the extent failure to give notice prejudices the Indemnifying Party.
(e) For any legal proceeding giving rise to indemnification under this Agreement, the Indemnifying Party shall be entitled to defend or prosecute any claim in the name of the Indemnified Party at its own expense and through counsel of its own choosing if it gives written notice to the Indemnified Party within fifteen (15) business days of receiving notice of such claim.  Notwithstanding the foregoing, the Indemnified Party may participate in the litigation at its own expense through counsel of its own choosing.  If the Indemnifying Party chooses to defend or prosecute such claim, then the parties shall cooperate in the defense or prosecution thereof and shall furnish such records and other information as are reasonably necessary.
(f) No Shareholder of the Customer (or any Fund thereof), or any trustee, officer, employee or agent of the Customer (or any Fund thereof), shall be subject to claims against or obligations of the Customer (or any Fund thereof) to any extent whatsoever.

J.P. Morgan agrees that the obligations assumed by the Customer (or any Fund thereof) under this Agreement shall be limited in all cases to the Customer (and specifically to the relevant Fund and its assets), and J.P. Morgan shall not seek satisfaction of any such obligation from the Shareholders or any Shareholder of the Customer (or the relevant Fund) or from any other Fund of the Customer, or from any trustee, officer, employee or agent of the Customer (or any Fund thereof).
(g) The provisions of this Section 6.1 shall survive the termination of this Agreement.
6.4. Limitations of J.P. Morgan's Liability.
(a) J.P. Morgan may rely on information provided to it by or on behalf of the Funds, or which was prepared or maintained by the Customer or any third party (which is not a subcontractor or Affiliate of J.P. Morgan) on behalf of the Funds, in the course of discharging its duties under this Agreement. J.P. Morgan shall not be liable to any person for any Liabilities suffered by any person as a result of J.P. Morgan: (i) having relied upon the authority, accuracy, truth or completeness of information including, without limitation, information supplied to J.P. Morgan by the Customer or by the Investment Adviser or any third party which is not a subcontractor or affiliate of J.P. Morgan, including but not limited to, information in relation to trades in respect of the Funds or expenses of the Funds; (ii) having relied upon the authority, accuracy, truth and completeness of information furnished to J.P. Morgan by any pricing services, data services, or provider of other market information or information concerning securities held by the Funds.
(b) J.P. Morgan shall not be liable for any error in data that is transitioned to J.P. Morgan at the time it begins to provide the Services with respect to the Funds provided however that J.P. Morgan:
(i) shall use reasonable efforts to mitigate any Losses arising as a result of any such error of which it is aware; and
(ii) shall notify the Customer as soon as practicable after becoming aware of the error.
The Customer shall be notified of any remediation efforts needed to correct any such error in data and any compensation to remediate such errors shall be mutually agreed upon by J.P. Morgan and Customer.
(c) J.P. Morgan shall not be liable for any Losses resulting from a failure by any person (other than an Affiliate or subcontractor of J.P. Morgan) to provide J.P. Morgan with any information or notice that is reasonably necessary for the provision of the Services provided however that the Losses do not result from an act of negligence, fraud, willful misconduct or reckless disregard on the part of the J.P. Morgan Indemnitees. J.P. Morgan shall use reasonable efforts to find alternative sources of information in the event of any such failure. In the event of any such failure that may affect the performance of the Services, J.P. Morgan shall promptly notify the Customer.

(d) J.P. Morgan shall not be liable for any Liabilities whatsoever incurred or suffered by any party hereto, whether on their own account or for the account of the Funds, as a result of the failure of the Customer or its agents, officers or employees to comply with the laws or regulations of any jurisdiction in which Shares are offered.
(e) J.P. Morgan's responsibilities with respect to the correction of an error in calculating the net asset value of any Fund shall be subject to the NAV correction policy and procedures contained in Schedule 1 of this Agreement.
(f) The Customer agrees that the accounting reports provided by J.P. Morgan, as well as any share class or other similar reports, are to enable the Customer to fulfill its statutory reporting and investor subscription/redemption obligations, and are not for investment or hedging purposes.
(g) Transfer Agency and Related Services Agreement between the Registrant, UBS AM (US) and BNY Mellon Investment Servicing (US) Inc. (formerly known as PFPC Inc. and PNC Global Investment Servicing (U.S.) Inc.) ("Transfer Agent"), as provided for in the Sections 12 and 13, as follows:
3. Indemnification.
(a)  The Fund agrees to indemnify and hold harmless Transfer Agent and its affiliates from all taxes, charges, expenses, assessments, penalties, claims and liabilities (including, without limitation, liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys' fees and disbursements, arising directly or indirectly from (i) any action or omission to act which Transfer Agent takes (a) at the request or on the direction of or in reliance on the advice of the Fund or (b) upon Oral Instructions or Written Instructions or (ii) the acceptance, processing and/or negotiation of checks or other methods utilized for the purchase of Shares.  Neither Transfer Agent, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of Transfer Agent 's or its affiliates' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.  The Fund's liability to Transfer Agent for Transfer Agent's acceptance, processing and/or negotiation of checks or other methods utilized for the purchase of Shares shall be limited to the extent of the Fund's policy(ies) of insurance that provide for coverage of such liability, and the Fund's insurance coverage shall take precedence over any obligations or liability incurred under this Agreement.
(b) Transfer Agent agrees to indemnify and hold harmless the Fund from all taxes, charges, expenses, assessments, penalties, claims and liabilities arising from Transfer Agent's obligations pursuant to this Agreement (including, without limitation, liabilities arising under the Securities Laws, and any state and foreign securities and blue sky laws, and amendments thereto) and expenses, including (without limitation) reasonable attorneys' fees and disbursements arising directly or indirectly out of Transfer Agent's or its nominee's own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

(c)  In order that the indemnification provisions contained in this Paragraph 12 shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim.  The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim.  The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.
(d)  The members of the Board of the Fund, its officers and Shareholders, or of any Portfolio thereof, shall not be liable for any obligations of the Fund, or any such Portfolio, under this Agreement, and Transfer Agent agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund or the particular Portfolio in settlement of such rights or claims and not to such members of the Board, its officers or Shareholders.  Transfer Agent further agrees that it will look only to the assets and property of a particular Portfolio of the Fund, should the Fund have established separate series, in asserting any rights or claims under this Agreement with respect to services rendered with respect to that Portfolio and will not seek to obtain settlement of such rights or claims from the assets of any other Portfolio of the Fund.
4.  Insurance.  Transfer Agent shall maintain insurance of the types and in the amounts deemed by it to be appropriate.  To the extent that policies of insurance may provide for coverage of claims for liability or indemnity by the parties set forth in this Agreement, the contracts of insurance shall take precedence, and no provision of this Agreement shall be construed to relieve an insurer of any obligation to pay claims to the Fund, Transfer Agent or other insured party which would otherwise be a covered claim in the absence of any provision of this Agreement.
ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER
UBS Asset Management (Americas) Inc., a Delaware corporation, is a registered investment advisor and is an indirect wholly owned subsidiary of UBS Group AG.  UBS AM (Americas) is primarily engaged in providing investment management and administration services.  Additional information regarding UBS AM (Americas) and information concerning the officers and directors of UBS AM (Americas) is included in its Form ADV, as filed with the SEC (registration number 801-34910) and is incorporated herein by reference.
Manulife Asset Management (US) LLC is a registered investment advisor.  Additional information regarding Manulife Asset Management (US) LLC and information concerning the officers and directors of Manulife Asset Management (US) LLC is included in its Form ADV, as filed with the SEC (registration number 801-42023) and is incorporated herein by reference.

ITEM 32.	PRINCIPAL UNDERWRITER
(a)	UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the following investment companies:
UBS Investment Trust,
UBS Money Series,
UBS Managed Municipal Trust,
Master Trust
UBS RMA Money Fund, Inc.,
UBS RMA Tax-Free Fund, Inc.,
PACE Select Advisors Trust
The UBS Funds

(b)
UBS AM (US) is the Registrant's principal underwriter.  The information set forth below is furnished for those directors and officers of UBS AM (US) who also serve as directors or officers of the Registrant.

Name and Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Registrant

Mark E. Carver*	Managing Director and Head of Product Development and Management of UBS AM (US)	President

Thomas Disbrow*	Managing Director and Global Head of Registered Fund Product Control of UBS AM (US)	Vice President, Treasurer and Principal Accounting Officer

Mark F. Kemper**	Managing Director and General Counsel of UBS AM (US)	Vice President and Secretary

Joseph J. Allessie*	Managing Director of UBS AM (US) and Head of Compliance and Operational Risk Control for the UBS AM Division in the Americas	Chief Compliance Officer

Name and Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Registrant
Tammie Lee*	Executive Director and Associate General Counsel of UBS AM (US)	Vice President and Assistant Secretary

Keith A. Weller*	Executive Director and Senior Associate General Counsel of UBS AM (US)	Vice President and Assistant Secretary

William T. MacGregor*	Executive Director and Deputy General Counsel of UBS AM (US)	Vice President and Assistant Secretary

Eric Sanders*	Director and Associate General Counsel of UBS AM (US)	Vice President and Assistant Secretary
Joshua Lindauer*	Associate Director and Associate General Counsel of UBS AM (US)	Vice President and Assistant Secretary

Nancy Osborn*	Director and Senior Manager of Registered Fund Product Control of UBS AM (US)	Vice President and Assistant Treasurer

Rose Ann Bubloski*	Director and Senior Manager of Registered Fund Product Control of UBS AM (US)	Vice President and Assistant Treasurer

Joanne Kilkeary*	Executive Director and Senior Manager of Registered Fund Product Control of UBS AM (US)	Vice President and Assistant Treasurer

Mandy Yu*	Associate Director and Tax Compliance Manager of Registered Fund Product Control of UBS AM (US)	Vice President

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.
(c) Not Applicable

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS
The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder, are maintained in the physical possession of:  the Registrant's investment adviser and administrator, UBS Asset Management (Americas) Inc., at its New York office located at 1285 Avenue of the Americas, New York, New York 10019-6028; Series S's sub-advisor, Manulife Asset Management (US) LLC, at 197 Clarendon Street, Boston, MA 02116; the Registrant's custodian, JPMorgan Chase Bank, at One Beacon Street, Boston, Massachusetts 02108; and the Registrant's transfer agent, BNY Mellon Investment Servicing (US) Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406.
JPMorgan Chase Bank provides general sub-administrative, accounting, portfolio valuation, and custodian services to the Registrant, including the coordination and monitoring of any third-party service providers and maintains all such records relating to these services.

ITEM 34.	MANAGEMENT SERVICES
There are no management related service contracts not discussed in Part A or Part B.
ITEM 35.	UNDERTAKINGS
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, (the "1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 31st day of July 2017.
SMA RELATIONSHIP TRUST

By: /s/ Mark E. Carver
       Mark E. Carver*
       President and Principal Executive Officer
Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/ Mark E. Carver	President and Principal	July 31, 2017
Mark E. Carver*	Executive Officer
/s/ Frank K. Reilly	Chairman and	July 31, 2017
Frank K. Reilly*	Trustee
/s/ Thomas Disbrow	Principal Accounting	July 31, 2017
Thomas Disbrow*	Officer and Treasurer
/s/ Adela Cepeda	Trustee	July 31, 2017
Adela Cepeda*
/s/ J. Mikesell Thomas	Trustee	July 31, 2017
J. Mikesell Thomas*
/s/ Abbie J. Smith	Trustee	July 31, 2017
Abbie J. Smith*

/s/ John J. Murphy	Trustee	July 31, 2017
John J. Murphy*

* By: /s/ Tammie Lee
Tammie Lee, Attorney-in-Fact
(Pursuant to Powers of Attorney, incorporated herein by reference)

EXHIBIT INDEX
EXHIBITS	EXHIBIT NO.
Form of Investment Advisory Agreement	EX-28.d.7
Form of Expense Limitation Agreement	EX-28.d.8

153